                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       I0

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
       1/23               13.027       13.341        13.467        13.521        13.493
       1/24               12.586       12.894        13.017        13.068        13.037
       1/25               12.158       12.461        12.581        12.629        12.595
       1/26               11.744       12.042        12.158        12.204        12.167
       1/27               11.342       11.634        11.747        11.792        11.752
       1/28               10.951       11.239        11.349        11.391        11.349
       1/29               10.572       10.854        10.961        11.002        10.957
       1/30               10.203       10.481        10.585        10.625        10.577
       1/31                9.845       10.118        10.219        10.257        10.207
       2/00                9.496        9.764         9.863         9.899         9.847
       2/01                9.156        9.420         9.517         9.551         9.497
       2/02                8.825        9.085         9.179         9.213         9.156
       2/03                8.502        8.758         8.851         8.882         8.824
       2/04                8.187        8.440         8.530         8.560         8.500
       2/05                7.881        8.129         8.217         8.246         8.184
       2/06                7.581        7.826         7.912         7.940         7.876
       2/07                7.289        7.531         7.615         7.641         7.576
       2/08                7.003        7.242         7.324         7.349         7.282
       2/09                6.724        6.959         7.040         7.064         6.996
-----------------------------------------------------------------------------------------
AVERAGE LIFE                9.06         8.97          8.93          8.90          8.76
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999    08/15/1999    08/15/1999
LAST PRIN             05/15/2019   05/15/2019    05/15/2019    05/15/2019    12/15/2018
PAYMENT WINDOW               238          238           238           238           233
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 2/00         4.54         4.48          4.45          4.43          4.40

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       I0

PREPAY                  CPR 0     (!YP) CPR 25  (!YP) CPR 50  (!YP) CPR 75  (!YP) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
       1/23               13.027       13.023        13.016       13.005       12.915
       1/24               12.586       12.582        12.575       12.564       12.474
       1/25               12.158       12.154        12.148       12.136       12.046
       1/26               11.744       11.740        11.733       11.722       11.631
       1/27               11.342       11.338        11.331       11.320       11.228
       1/28               10.951       10.947        10.940       10.929       10.837
       1/29               10.572       10.568        10.561       10.550       10.457
       1/30               10.203       10.199        10.192       10.181       10.088
       1/31                9.845        9.841         9.834        9.822        9.729
       2/00                9.496        9.492         9.484        9.473        9.379
       2/01                9.156        9.152         9.145        9.133        9.039
       2/02                8.825        8.821         8.814        8.802        8.707
       2/03                8.502        8.498         8.491        8.479        8.384
       2/04                8.187        8.183         8.176        8.164        8.069
       2/05                7.881        7.877         7.869        7.858        7.762
       2/06                7.581        7.577         7.570        7.558        7.462
       2/07                7.289        7.285         7.278        7.266        7.169
       2/08                7.003        6.999         6.992        6.980        6.883
       2/09                6.724        6.720         6.713        6.701        6.604
-----------------------------------------------------------------------------------------
AVERAGE LIFE                9.06         9.04          9.02         9.00         8.87
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999   08/15/1999   08/15/1999
LAST PRIN             05/15/2019   05/15/2019    05/15/2019   05/15/2019   12/15/2018
PAYMENT WINDOW               238          238           238          238          233
ACCRUAL FACTOR            0.0000       0.0000        0.0000       0.0000       0.0000
MOD DURATION @ 2/00         4.54         4.54          4.54         4.54         4.53

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       I0

PREPAY                  CPR 0     (!YP) CPR 25  (!YP) CPR 50  (!YP) CPR 75  (!YP) CPR 100
DEFAULT                 CDR 0 24  CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24
                        3         3             3             3             3
ADVANCES                YES       YES           YES           YES           YES
RECV MNTH               12        12            12            12            12
LOSSES                  0.35      0.35          0.35          0.35          0.35
-----------------------------------------------------------------------------------------
PRICE/YIELD
       1/23                8.762        8.760         8.755        8.747        8.662
       1/24                8.287        8.285         8.280        8.272        8.187
       1/25                7.827        7.825         7.820        7.812        7.726
       1/26                7.381        7.378         7.374        7.366        7.280
       1/27                6.948        6.945         6.941        6.933        6.847
       1/28                6.527        6.525         6.521        6.512        6.427
       1/29                6.119        6.117         6.113        6.104        6.018
       1/30                5.722        5.720         5.716        5.708        5.621
       1/31                5.336        5.334         5.330        5.322        5.236
       2/00                4.961        4.959         4.955        4.947        4.860
       2/01                4.596        4.594         4.590        4.581        4.495
       2/02                4.240        4.238         4.234        4.226        4.139
       2/03                3.893        3.892         3.888        3.879        3.793
       2/04                3.556        3.554         3.550        3.542        3.455
       2/05                3.226        3.225         3.221        3.212        3.126
       2/06                2.905        2.903         2.900        2.891        2.804
       2/07                2.592        2.590         2.586        2.578        2.491
       2/08                2.286        2.284         2.280        2.272        2.185
       2/09                1.987        1.985         1.981        1.973        1.886
-----------------------------------------------------------------------------------------
AVERAGE LIFE                8.42         8.41          8.39         8.37         8.26
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999   08/15/1999   08/15/1999
LAST PRIN             05/15/2019   05/15/2019    05/15/2019   05/15/2019   05/15/2019
PAYMENT WINDOW               238          238           238          238          238
ACCRUAL FACTOR            0.0000       0.0000        0.0000       0.0000       0.0000
MOD DURATION @ 2/00         4.22         4.22          4.22         4.22         4.22

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       I0

PREPAY             (!YP) CPR 100  (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100
DEFAULT            CDR 0 24       CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24
                   0              0.5           1             1.5           2             2.5           3             5
ADVANCES           YES            YES           YES           YES           YES           YES           YES           YES
RECV MNTH          12             12            12            12            12            12            12            12
LOSSES             0.35           0.35          0.35          0.35          0.35          0.35          0.35          0.35
---------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
       1/23               12.915       12.304        11.668        11.004        10.304        9.534         8.662         5.280
       1/24               12.474       11.859        11.219        10.552         9.847        9.069         8.187         4.755
       1/25               12.046       11.428        10.785        10.113         9.403        8.619         7.726         4.245
       1/26               11.631       11.010        10.363         9.688         8.973        8.183         7.280         3.750
       1/27               11.228       10.604         9.955         9.275         8.556        7.759         6.847         3.268
       1/28               10.837       10.211         9.558         8.875         8.151        7.348         6.427         2.799
       1/29               10.457        9.828         9.172         8.486         7.758        6.949         6.018         2.343
       1/30               10.088        9.456         8.797         8.108         7.376        6.562         5.621         1.898
       1/31                9.729        9.094         8.433         7.740         7.005        6.185         5.236         1.465
       2/00                9.379        8.743         8.078         7.383         6.644        5.818         4.860         1.042
       2/01                9.039        8.400         7.733         7.034         6.292        5.461         4.495         0.630
       2/02                8.707        8.066         7.397         6.696         5.950        5.114         4.139         0.228
       2/03                8.384        7.741         7.070         6.365         5.616        4.776         3.793        -0.164
       2/04                8.069        7.424         6.750         6.043         5.291        4.446         3.455        -0.548
       2/05                7.762        7.115         6.439         5.730         4.974        4.124         3.126        -0.923
       2/06                7.462        6.813         6.135         5.423         4.665        3.811         2.804        -1.289
       2/07                7.169        6.519         5.839         5.125         4.364        3.505         2.491        -1.647
       2/08                6.883        6.231         5.549         4.833         4.069        3.206         2.185        -1.998
       2/09                6.604        5.950         5.267         4.548         3.782        2.914         1.886        -2.341
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                8.87         8.76          8.66          8.56          8.46         8.36          8.26          7.91
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999    08/15/1999    08/15/1999   08/15/1999    08/15/1999    08/15/1999
LAST PRIN             12/15/2018   05/15/2019    05/15/2019    05/15/2019    05/15/2019   05/15/2019    05/15/2019    05/15/2019
PAYMENT WINDOW               233          238           238           238           238          238           238           238
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000       0.0000        0.0000        0.0000
MOD DURATION @ 2/00         4.53         4.50          4.47          4.43          4.38         4.32          4.22          3.75

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS C
--------------------------------------------------------------------------------

Class             C           Cusip               N/A         Dated Date       07/01/1999     Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       A/A2

PREPAY                   CPR 0       CPR 0
BALL EXT                             12 MOS
---------------------------------------------
PRICE/YIELD
      97/24                7.698        7.680
      98/00                7.661        7.645
      98/08                7.624        7.610
      98/16                7.587        7.575
      98/24                7.551        7.541
      99/00                7.514        7.506
      99/08                7.478        7.472
      99/16                7.441        7.438
      99/24                7.405        7.404
     100/00                7.369        7.370
     100/08                7.333        7.336
     100/16                7.297        7.302
     100/24                7.262        7.269
     101/00                7.226        7.235
     101/08                7.190        7.202
     101/16                7.155        7.168
     101/24                7.120        7.135
     102/00                7.085        7.102
     102/08                7.050        7.069
---------------------------------------------
AVERAGE LIFE               10.08        11.04
FIRST PRIN            07/15/2009   07/15/2010
LAST PRIN             02/15/2010   07/15/2010
PAYMENT WINDOW                 8            1
ACCRUAL FACTOR            0.0000       0.0000
MOD DURATION @ 100/00       6.94         7.37

                                                                     Page 1 of 2

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS D
--------------------------------------------------------------------------------

Class             D           Cusip               N/A         Dated Date       07/01/1999     Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       A-/A3

PREPAY                   CPR 0       CPR 0
BALL EXT                             12 MOS
---------------------------------------------
PRICE/YIELD
       96/24               7.819        7.817
       97/00               7.784        7.782
       97/08               7.748        7.747
       97/16               7.713        7.712
       97/24               7.678        7.678
       98/00               7.643        7.643
       98/08               7.608        7.608
       98/16               7.574        7.574
       98/24               7.539        7.540
       99/00               7.505        7.506
       99/08               7.470        7.472
       99/16               7.436        7.438
       99/24               7.402        7.404
      100/00               7.368        7.370
      100/08               7.334        7.336
      100/16               7.300        7.303
      100/24               7.267        7.270
      101/00               7.233        7.236
      101/08               7.200        7.203
---------------------------------------------
AVERAGE LIFE               11.02        11.16
FIRST PRIN            02/15/2010   07/15/2010
LAST PRIN             10/15/2010   01/15/2011
PAYMENT WINDOW                 9            7
ACCRUAL FACTOR            0.0000       0.0000
MOD DURATION @ 99/00        7.34         7.40

                                                                     Page 2 of 2

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. NO YM NO PENALTIES
SERIES 1999-WF2 (6/8/99) CLASS C
--------------------------------------------------------------------------------

Class             C           Cusip               N/A         Dated Date       07/01/1999     Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/10/1999  Credit Rating       A/A2

PREPAY                   CPR 0      CPR 100
---------------------------------------------
PRICE/YIELD
      97/24                7.698        7.753
      98/00                7.661        7.715
      98/08                7.624        7.678
      98/16                7.587        7.641
      98/24                7.551        7.604
      99/00                7.514        7.567
      99/08                7.478        7.530
      99/16                7.441        7.494
      99/24                7.405        7.457
     100/00                7.369        7.421
     100/08                7.333        7.385
     100/16                7.297        7.349
     100/24                7.262        7.313
     101/00                7.226        7.277
     101/08                7.190        7.241
     101/16                7.155        7.205
     101/24                7.120        7.170
     102/00                7.085        7.134
     102/08                7.050        7.099
---------------------------------------------
AVERAGE LIFE               10.08         9.99
FIRST PRIN            07/15/2009   06/15/2009
LAST PRIN             02/15/2010   07/15/2009
PAYMENT WINDOW                 8            2
ACCRUAL FACTOR            0.0000       0.0000
MOD DURATION @ 100/00       6.94         6.89

                                                                     Page 1 of 2

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. NO YM NO PENALTIES
SERIES 1999-WF2 (6/8/99) CLASS D
--------------------------------------------------------------------------------

Class             D           Cusip               N/A         Dated Date       07/01/1999     Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       A-/A3

PREPAY                   CPR 0       CPR 100
---------------------------------------------
PRICE/YIELD
      96/24                7.819        7.902
      97/00                7.784        7.864
      97/08                7.748        7.827
      97/16                7.713        7.789
      97/24                7.678        7.752
      98/00                7.643        7.715
      98/08                7.608        7.678
      98/16                7.574        7.641
      98/24                7.539        7.604
      99/00                7.505        7.567
      99/08                7.470        7.531
      99/16                7.436        7.494
      99/24                7.402        7.458
     100/00                7.368        7.422
     100/08                7.334        7.385
     100/16                7.300        7.349
     100/24                7.267        7.314
     101/00                7.233        7.278
     101/08                7.200        7.242
---------------------------------------------
AVERAGE LIFE               11.02        10.04
FIRST PRIN            02/15/2010   07/15/2009
LAST PRIN             10/15/2010   07/15/2009
PAYMENT WINDOW                 9            1
ACCRUAL FACTOR            0.0000       0.0000
MOD DURATION @ 99/00        7.34         6.89

                                                                     Page 2 of 2

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A1
--------------------------------------------------------------------------------

Class             A1          Cusip               N/A         Dated Date       07/01/1999      Original Balance  338,780,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000      Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  338,780,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           6.82000        Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A             Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
      96/00                7.779        7.814         7.828         7.837         7.855
      96/16                7.661        7.692         7.705         7.712         7.728
      97/00                7.544        7.571         7.582         7.588         7.602
      97/16                7.428        7.450         7.460         7.466         7.476
      98/00                7.312        7.331         7.339         7.344         7.352
      98/16                7.197        7.213         7.219         7.222         7.229
      99/00                7.084        7.095         7.100         7.102         7.106
      99/16                6.971        6.978         6.981         6.983         6.985
     100/00                6.858        6.862         6.864         6.865         6.864
     100/16                6.747        6.747         6.747         6.747         6.745
     101/00                6.636        6.633         6.631         6.630         6.626
     101/16                6.527        6.519         6.516         6.514         6.508
     102/00                6.417        6.407         6.402         6.399         6.390
     102/16                6.309        6.295         6.289         6.285         6.274
     103/00                6.201        6.184         6.176         6.171         6.158
     103/16                6.095        6.073         6.064         6.058         6.044
     104/00                5.988        5.964         5.953         5.946         5.930
     104/16                5.883        5.855         5.843         5.835         5.816
     105/00                5.778        5.746         5.733         5.725         5.704
-----------------------------------------------------------------------------------------
AVERAGE LIFE                5.70         5.48          5.40          5.36          5.25
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999    08/15/1999    08/15/1999
LAST PRIN             09/15/2008   08/15/2008    07/15/2008    07/15/2008    05/15/2008
PAYMENT WINDOW               110          109           108           108           106
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 100/16       4.48         4.34          4.28          4.25          4.17

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A2
--------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999      Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000      Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000        Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A             Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
      96/16                7.691        7.692         7.693         7.694         7.701
      97/00                7.615        7.615         7.616         7.617         7.623
      97/16                7.539        7.539         7.540         7.540         7.545
      98/00                7.463        7.463         7.464         7.464         7.468
      98/16                7.388        7.388         7.388         7.389         7.391
      99/00                7.313        7.313         7.314         7.314         7.315
      99/16                7.239        7.239         7.239         7.239         7.240
     100/00                7.165        7.165         7.165         7.165         7.165
     100/16                7.092        7.092         7.092         7.092         7.090
     101/00                7.019        7.019         7.019         7.018         7.016
     101/16                6.947        6.947         6.946         6.946         6.942
     102/00                6.875        6.875         6.874         6.874         6.869
     102/16                6.804        6.803         6.803         6.802         6.796
     103/00                6.733        6.732         6.732         6.731         6.724
     103/16                6.663        6.662         6.661         6.660         6.652
     104/00                6.593        6.592         6.591         6.589         6.580
     104/16                6.523        6.522         6.521         6.519         6.509
     105/00                6.454        6.453         6.451         6.450         6.439
     105/16                6.385        6.384         6.382         6.381         6.369
-----------------------------------------------------------------------------------------
AVERAGE LIFE                9.69         9.66          9.64          9.61          9.42
FIRST PRIN            09/15/2008   08/15/2008    07/15/2008    07/15/2008    05/15/2008
LAST PRIN             06/15/2009   06/15/2009    06/15/2009    06/15/2009    06/15/2009
PAYMENT WINDOW                10           11            12            12            14
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION & 101/00       6.83         6.82          6.81          6.79          6.70

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS B
--------------------------------------------------------------------------------

Class             B           Cusip               N/A         Dated Date       07/01/1999     Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AA/Aa2

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
      96/16                7.887        7.893         7.895         7.897         7.906
      97/00                7.812        7.817         7.820         7.822         7.830
      97/16                7.737        7.742         7.745         7.747         7.755
      98/00                7.662        7.668         7.670         7.672         7.680
      98/16                7.588        7.594         7.596         7.598         7.605
      99/00                7.515        7.520         7.522         7.524         7.532
      99/16                7.442        7.447         7.449         7.451         7.458
     100/00                7.369        7.374         7.377         7.378         7.385
     100/16                7.297        7.302         7.304         7.306         7.313
     101/00                7.225        7.231         7.233         7.234         7.241
     101/16                7.154        7.159         7.161         7.163         7.169
     102/00                7.083        7.088         7.091         7.092         7.098
     102/16                7.013        7.018         7.020         7.022         7.028
     103/00                6.943        6.948         6.950         6.952         6.958
     103/16                6.874        6.879         6.881         6.882         6.888
     104/00                6.805        6.810         6.812         6.813         6.819
     104/16                6.736        6.741         6.743         6.744         6.750
     105/00                6.668        6.673         6.675         6.676         6.681
     105/16                6.601        6.605         6.607         6.608         6.613
-----------------------------------------------------------------------------------------
AVERAGE LIFE               10.02        10.01         10.00         10.00          9.96
FIRST PRIN            06/15/2009   06/15/2009    06/15/2009    06/15/2009    06/15/2009
LAST PRIN             07/15/2009   07/15/2009    07/15/2009    07/15/2009    06/L5/2009
PAYMENT WINDOW                 2            2             2             2             1
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 101/00       6.93         6.93          6.92          6.92          6.90

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS C
--------------------------------------------------------------------------------

Class             C           Cusip               N/A         Dated Date       07/01/1999     Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       A/A2

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
      95/16                8.037        8.044         8.047         8.048         8.057
      96/00                7.961        7.968         7.970         7.972         7.980
      96/16                7.885        7.892         7.894         7.896         7.904
      97/00                7.810        7.817         7.819         7.821         7.829
      97/16                7.735        7.742         7.744         7.746         7.754
      98/00                7.661        7.667         7.670         7.671         7.679
      98/16                7.587        7.593         7.596         7.597         7.605
      99/00                7.514        7.520         7.522         7.524         7.532
      99/16                7.441        7.447         7.449         7.451         7.459
     100/00                7.369        7.375         7.377         7.378         7.386
     100/16                7.297        7.303         7.305         7.306         7.314
     101/00                7.226        7.231         7.233         7.235         7.242
     101/16                7.155        7.160         7.162         7.164         7.171
     102/00                7.085        7.089         7.092         7.093         7.101
     102/16                7.015        7.019         7.021         7.023         7.030
     103/00                6.945        6.950         6.952         6.953         6.960
     103/16                6.876        6.880         6.882         6.884         6.891
     104/00                6.807        6.811         6.814         6.815         6.822
     104/16                6.739        6.743         6.745         6.747         6.754
-----------------------------------------------------------------------------------------
AVERAGE LIFE               10.08        10.05         10.04         10.04         10.03
FIRST PRIN            07/15/2009   07/15/2009    07/15/2009    07/15/2009    06/15/2009
LAST PRIN             02/15/2010   10/15/2009    09/15/2009    09/15/2009    09/15/2009
PAYMENT WINDOW                 8            4             3             3             4
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 100/00       6.94         6.92          6.92          6.92          6.92

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS D
--------------------------------------------------------------------------------

Class             D           Cusip               N/A         Dated Date       07/01/1999     Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       A-/A3

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
      94/16                8.143        8.163         8.167         8.169         8.176
      95/00                8.070        8.089         8.093         8.094         8.102
      95/16                7.998        8.015         8.019         8.021         8.028
      96/00                7.926        7.942         7.946         7.947         7.955
      96/16                7.855        7.870         7.873         7.874         7.882
      97/00                7.784        7.797         7.800         7.802         7.809
      97/16                7.713        7.726         7.729         7.730         7.738
      98/00                7.643        7.655         7.657         7.659         7.666
      98/16                7.574        7.584         7.586         7.588         7.595
      99/00                7.505        7.514         7.516         7.518         7.525
      99/16                7.436        7.444         7.446         7.448         7.455
     100/00                7.368        7.375         7.377         7.378         7.385
     100/16                7.300        7.306         7.308         7.309         7.316
     101/00                7.233        7.237         7.239         7.241         7.248
     101/16                7.166        7.169         7.171         7.172         7.180
     102/00                7.100        7.102         7.103         7.105         7.112
     102/16                7.034        7.035         7.036         7.037         7.045
     103/00                6.969        6.968         6.969         6.971         6.978
     103/16                6.904        6.902         6.903         6.904         6.912
-----------------------------------------------------------------------------------------
AVERAGE LIFE               11.02        10.74         10.71         10.70         10.70
FIRST PRIN            02/15/2010   10/15/2009    09/15/2009    09/15/2009    09/15/2009
LAST PRIN             10/15/2010   09/15/2010    09/15/2010    09/15/2010    09/15/2010
PAYMENT WINDOW                 9           12            13            13            13
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 99/00        7.34         7.22          7.20          7.20          7.20

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS E
--------------------------------------------------------------------------------

Class             E           Cusip               N/A         Dated Date       07/01/1999     Original Balance  27,018,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  27,018,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       BBB/Baa2

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
      92/16                8.368        8.375         8.378         8.380         8.387
      93/00                8.298        8.305         8.308         8.309         8.316
      93/16                8.228        8.236         8.238         8.240         8.247
      94/00                8.159        8.167         8.169         8.171         8.178
      94/16                8.091        8.098         8.100         8.102         8.109
      95/00                8.023        8.030         8.032         8.034         8.041
      95/16                7.955        7.962         7.965         7.966         7.973
      96/00                7.888        7.895         7.897         7.899         7.906
      96/16                7.822        7.828         7.831         7.832         7.839
      97/00                7.756        7.762         7.764         7,766         7.773
      97/16                7.690        7.696         7.699         7.700         7.707
      98/00                7.625        7,631         7.633         7.635         7.642
      98/16                7.560        7.566         7.568         7.570         7.577
      99/00                7.496        7.502         7.504         7.505         7.512
      99/16                7.432        7.438         7.440         7.441         7.448
     100/00                7.368        7.374         7.376         7.378         7.384
     100/16                7.305        7.311         7.313         7.315         7.321
     101/00                7.243        7.248         7.250         7.252         7.259
     101/16                7.181        7.186         7.188         7.189         7.196
-----------------------------------------------------------------------------------------
AVERAGE LIFE               12.34        12.31         12.30         12.30         12.30
FIRST PRIN            10/15/2010   09/15/2010    09/15/2010    09/15/2010    09/15/2010
LAST PRIN             11/15/2012   11/15/2012    11/15/2012    11/15/2012    11/15/2012
PAYMENT WINDOW                26           27            27            27            27
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 97/00        7.82         7.81          7.81          7.81          7.80

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS F
--------------------------------------------------------------------------------

Class             F           Cusip               N/A         Dated Date       07/01/1999     Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000     Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000       Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A            Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       BBB-/Baa3

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
      86/00                9.205        9.213         9.217        9.219          9.229
      86/16                9.133        9.141         9.144        9.146          9.156
      87/00                9.061        9.068         9.072        9.074          9.084
      87/16                8.989        8.997         9.000        9.002          9.012
      88/00                8.918        8.926         8.929        8.931          8.941
      88/16                8.848        8.856         8.859        8.861          8.870
      89/00                8.778        8.786         8.789        8.791          8.800
      89/16                8.709        8.716         8.719        8.721          8.730
      90/00                8.640        8.648         8.650        8.652          8.661
      90/16                8.572        8.579         8.582        8.584          8.593
      91/00                8.505        8.512         8.514        8.516          8.525
      91/16                8.437        8.444         8.447        8.449          8.458
      92/00                8.371        8.378         8.380        8.382          8.391
      92/16                8.305        8.312         8.314        8.316          8.324
      93/00                8.239        8.246         8.248        8.250          8.258
      93/16                8.174        8.181         8.183        8.185          8.193
      94/00                8.109        8.116         8.118        8.120          8.128
      94/16                8.045        8.052         8.054        8.056          8.064
      95/00                7.982        7.988         7.990        7.992          8.000
-----------------------------------------------------------------------------------------
AVERAGE LIFE               13.79        13.76         13.75        13.74          13.69
FIRST PRIN            11/15/2012   11/15/2012    11/15/2012   11/15/2012     11/15/2012
LAST PRIN             08/15/2013   07/15/2013    06/15/2013   06/15/2013     05/15/2013
PAYMENT WINDOW                10            9             8            8              7
ACCRUAL FACTOR            0.0000       0.0000        0.0000       0.0000         0.0000
MOD DURATION @ 90/16        8.14         8.13          8.12         8.12           8.10

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       IO

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
       1/23               13.027       13.341        13.467        13.521        13.493
       1/24               12.586       12.894        13.017        13.068        13.037
       1/25               12.158       12.461        12.581        12.629        12.595
       1/26               11.744       12.042        12.158        12.204        12.167
       1/27               11.342       11.634        11.747        11.792        11.752
       1/28               10.951       11.239        11.349        11.391        11.349
       1/29               10.572       10.854        10.961        11.002        10.957
       1/30               10.203       10.481        10.585        10.625        10.577
       1/31                9.845       10.118        10.219        10.257        10.207
       2/00                9.496        9.764         9.863         9.899         9.847
       2/01                9.156        9.420         9.517         9.551         9.497
       2/02                8.825        9.085         9.179         9.213         9.156
       2/03                8.502        8.758         8.851         8.882         8.824
       2/04                8.187        8.440         8.530         8.560         8.500
       2/05                7.881        8.129         8.217         8.246         8.184
       2/06                7.581        7.826         7.912         7.940         7.876
       2/07                7.289        7.531         7.615         7.641         7.576
       2/08                7.003        7.242         7.324         7.349         7.282
       2/09                6.724        6.959         7.040         7.064         6.996
-----------------------------------------------------------------------------------------
AVERAGE LIFE                9.06         8.97          8.93          8.90          8.76
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999    08/15/1999    08/15/1999
LAST PRIN             05/15/2019   05/15/2019    05/15/2019    05/15/2019    12/15/2018
PAYMENT WINDOW               238          238           238           238           233
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0,0000
MOD DURATION @ 2/00         4.54         4.48          4.45          4.43          4.40

                                                                     Page 1 of 1

--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       IO

PREPAY                  CPR 0     (!YP) CPR 25  (!YP) CPR 50  (!YP) CPR 75  (!YP) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
       1/23               13.027       13.023        13.016       13.005       12.915
       1/24               12.586       12.582        12.575       12.564       12.474
       1/25               12.158       12.154        12.148       12.136       12.046
       1/26               11.744       11.740        11.733       11.722       11.631
       1/27               11.342       11.338        11.331       11.320       11.228
       1/28               10.951       10.947        10.940       10.929       10.837
       1/29               10.572       10.568        10.561       10.550       10.457
       1/30               10.203       10.199        10.192       10.181       10.088
       1/31                9.845        9.841         9.834        9.822        9.729
       2/00                9.496        9.492         9.484        9.473        9.379
       2/01                9.156        9.152         9.145        9.133        9.039
       2/02                8.825        8.821         8.814        8.802        8.707
       2/03                8.502        8.498         8.491        8.479        8.384
       2/04                8.187        8.183         8.176        8.164        8.069
       2/05                7.881        7.877         7.869        7.858        7.762
       2/06                7.581        7.577         7.570        7.558        7.462
       2/07                7.289        7.285         7.278        7.266        7.169
       2/08                7.003        6.999         6.992        6.980        6.883
       2/09                6.724        6.720         6.713        6.701        6.604
-----------------------------------------------------------------------------------------
AVERAGE LIFE                9.06         9.04          9.02         9.00         8.87
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999   08/15/1999   08/15/1999
LAST PRIN             05/15/2019   05/15/2019    05/15/2019   05/15/2019   12/15/2018
PAYMENT WINDOW               238          238           238          238          233
ACCRUAL FACTOR            0.0000       0.0000        0.0000       0.0000       0.0000
MOD DURATION @ 2/00         4.54         4.54          4.54         4.54         4.53

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       IO

PREPAY                  CPR 0     (!YP) CPR 25  (!YP) CPR 50  (!YP) CPR 75  (!YP) CPR 100
DEFAULT                 CDR 0 24  CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24
                        3         3             3             3             3
ADVANCES                YES       YES           YES           YES           YES
RECV MNTH               12        12            12            12            12
LOSSES                  0.35      0.35          0.35          0.35          0.35
-----------------------------------------------------------------------------------------
PRICE/YIELD
       1/23                8.762        8.760         8.755        8.747        8.662
       1/24                8.287        8.285         8.280        8.272        8.187
       1/25                7.827        7.825         7.820        7.812        7.726
       1/26                7.381        7.378         7.374        7.366        7.280
       1/27                6.948        6.945         6.941        6.933        6.847
       1/28                6.527        6.525         6.521        6.512        6.427
       1/29                6.119        6.117         6.113        6.104        6.018
       1/30                5.722        5.720         5.716        5.708        5.621
       1/31                5.336        5.334         5.330        5.322        5.236
       2/00                4.961        4.959         4.955        4.947        4.860
       2/01                4.596        4.594         4.590        4.581        4.495
       2/02                4.240        4.238         4.234        4.226        4.139
       2/03                3.893        3.892         3.888        3.879        3.793
       2/04                3.556        3.554         3.550        3.542        3.455
       2/05                3.226        3.225         3.221        3.212        3.126
       2/06                2.905        2.903         2.900        2.891        2.804
       2/07                2.592        2.590         2.586        2.578        2.491
       2/08                2.286        2.284         2.280        2.272        2.185
       2/09                1.987        1.985         1.981        1.973        1.886
-----------------------------------------------------------------------------------------
AVERAGE LIFE                8.42         8.41          8.39         8.37         8.26
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999   08/15/1999   08/15/1999
LAST PRIN             05/15/2019   05/15/2019    05/15/2019   05/15/2019   05/15/2019
PAYMENT WINDOW               238          238           238          238          238
ACCRUAL FACTOR            0.0000       0.0000        0.0000       0.0000       0.0000
MOD DURATION @ 2/00         4.22         4.22          4.22         4.22         4.22

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       IO

PREPAY                  CPR 100   (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100 (!YP) CPR 100
DEFAULT                 CDR 0 24  CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24      CDR 0 24
                        0         0.5           1             1.5           2             2.5           3             5
ADVANCES                YES       YES           YES           YES           YES           YES           YES           YES
RECV MNTH               12        12            12            12            12            12            12            12
LOSSES                  0.35      0.35          0.35          0.35          0.35          0.35          0.35          0.35
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
       1/23               12.915       12.304        11.668        11.004        10.304        9.534         8.662         5.280
       1/24               12.474       11.859        11.219        10.552         9.847        9.069         8.187         4.755
       1/25               12.046       11.428        10.785        10.113         9.403        8.619         7.726         4.245
       1/26               11.631       11.010        10.363         9.688         8.973        8.183         7.280         3.750
       1/27               11.228       10.604         9.955         9.275         8.556        7.759         6.847         3.268
       1/28               10.837       10.211         9.558         8.875         8.151        7.348         6.427         2.799
       1/29               10.457        9.828         9.172         8.486         7.758        6.949         6.018         2.343
       1/30               10.088        9.456         8.797         8.108         7.376        6.562         5.621         1.898
       1/31                9.729        9.094         8.433         7.740         7.005        6.185         5.236         1.465
       2/00                9.379        8.743         8.078         7.383         6.644        5.818         4.860         1.042
       2/01                9.039        8.400         7.733         7.034         6.292        5.461         4.495         0.630
       2/02                8.707        8.066         7.397         6.696         5.950        5.114         4.139         0.228
       2/03                8.384        7.741         7.070         6.365         5.616        4.776         3.793        -0.164
       2/04                8.069        7.424         6.750         6.043         5.291        4.446         3.455        -0.548
       2/05                7.762        7.115         6.439         5.730         4.974        4.124         3.126        -0.923
       2/06                7.462        6.813         6.135         5.423         4.665        3.811         2.804        -1.289
       2/07                7.169        6.519         5.839         5.125         4.364        3.505         2.491        -1.647
       2/08                6.883        6.231         5.549         4.833         4.069        3.206         2.185        -1.998
       2/09                6.604        5.950         5.267         4.548         3.782        2.914         1.886        -2.341
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                8.87         8.76          8.66          8.56          8.46         8.36          8.26          7.91
FIRST PRIN            08/15/1999   08/15/1999    08/15/1999    08/15/1999    08/15/1999   08/15/1999    08/15/1999    08/15/1999
LAST PRIN             12/15/2018   05/15/2019    05/15/2019    05/15/2019    05/15/2019   05/15/2019    05/15/2019    05/15/2019
PAYMENT WINDOW               233          238           238           238           238          238           238           238
ACCRUAL FACTOR            0.0000       0.0000        0.0000        0.0000        0.0000       0.0000        0.0000        0.0000
MOD DURATION @ 2/00         4.53         4.50          4.47          4.43          4.38         4.32          4.22          3.75

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TRIGGER                 OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                  CPR 0             CPR 0             CPR 0             CPR 0             CPR 0             CPR 0
DEFAULT                                   CDR 0 12          CDR 0 12          CDR 0 12          CDR 0 12          CDR 0 12
                                          1                 2                 3                 4                 5
ADVANCES                                  YES               YES               YES               YES               YES
RECV MNTH                                 0                 0                 0                 0                 0
LOSSES                                    0.25              0.25              0.25              0.25              0.25
----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
      1/30+                  12.695             11.001            9.192              7.230              4.823            2.343
      1/31+                  12.303             10.608            8.797              6.830              4.405            1.905
      2/00+                  11.922             10.226            8.413              6.441              3.998            1.478
      2/01+                  11.551              9.854            8.039              6.062              3.602            1.063
      2/02+                  11.190              9.492            7.675              5.694              3.217            0.657
      2/03+                  10.838              9.140            7.320              5.335              2.841            0.261
      2/04+                  10.495              8.796            6.974              4.985              2.474           -0.125
      2/05+                  10.161              8.461            6.637              4.644              2.116           -0.503
      2/06+                   9.834              8.134            6.309              4.311              1.767           -0.871
      2/07+                   9.516              7.815            5.988              3.986              1.426           -1.232
      2/08+                   9.205              7.503            5.675              3.669              1.093           -1.584
      2/09+                   8.901              7.199            5.369              3.360              0.768           -1.929
      2/10+                   8.604              6.902            5.071              3.058              0.450           -2.267
      2/11+                   8.313              6.611            4.779              2.762              0.139           -2.597
      2/12+                   8.029              6.327            4.493              2.474             -0.165           -2.921
      2/13+                   7.752              6.049            4.214              2.191             -0.463           -3.238
      2/14+                   7.480              5.777            3.941              1.915             -0.754           -3.548
      2/15+                   7.214              5.511            3.674              1.645             -1.039           -3.853
      2/16+                   6.953              5.250            3.413              1.380             -1.319           -4.151
      2/17+                   6.698              4.995            3.156              1.121             -1.592           -4.444
      2/18+                   6.448              4.745            2.906              0.868             -1.861           -4.731
AVERAGE LIFE                   9.05               8.69             8.35               8.03               7.73             7.44
FIRST PRIN               08/15/1999         08/15/1999       08/15/1999         08/15/1999         08/15/1999       08/15/1999
LAST PRIN                02/15/2018         12/15/2017       08/15/2017         05/15/2017         12/15/2016       07/15/2016
PAYMENT WINDOW                  223                221              217                214                209              204
ACCRUAL FACTOR               0.0000             0.0000           0.0000             0.0000             0.0000           0.0000
MOD DURATION 2/08+             4.49               4.48             4.46               4.41               4.19             3.96

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TRIGGER                 OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                  (!YM) CPR 100     (!YM)CPR 100      (!YM)CPR 100      (!YM) CPR 100     (!YM)CPR 100      (!YM)CPR 100
DEFAULT                                   CDR 0 12          CDR 0 12          CDR 0 12          CDR 0 12          CDR 0 12
                                          1                 2                 3                 4                 5
ADVANCES                                  YES               YES               YES               YES               YES
RECV MNTH                                 0                 0                 0                 0                 0
LOSSES                                    0.25              0.25              0.25              0.25              0.25
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
      1/30+                    13.045            11.390            9.636            7.739              5.458             2.859
      1/31+                    12.642            10.987            9.231            7.329              5.032             2.409
      2/00+                    12.250            10.594            8.836            6.930              4.619             1.970
      2/01+                    11.868            10.212            8.452            6.542              4.216             1.542
      2/02+                    11.497             9.840            8.079            6.165              3.824             1.125
      2/03+                    11.135             9.478            7.715            5.797              3.442             0.718
      2/04+                    10.783             9.125            7.361            5.439              3.070             0.320
      2/05+                    10.440             8.781            7.016            5.090              2.707            -0.068
      2/06+                    10.104             8.446            6.679            4.750              2.353            -0.446
      2/07+                     9.778             8.119            6.351            4.419              2.008            -0.817
      2/08+                     9.458             7.800            6.031            4.095              1.670            -1.179
      2/09+                     9.147             7.488            5.718            3.779              1.341            -1.533
      2/10+                     8.842             7.183            5.412            3.470              1.019            -1.879
      2/11+                     8.545             6.886            5.114            3.169              0.705            -2.219
      2/12+                     8.254             6.595            4.822            2.874              0.397            -2.550
      2/13+                     7.969             6.310            4.537            2.587              0.097            -2.876
      2/14+                     7.691             6.032            4.258            2.305             -0.197            -3.194
      2/15+                     7.419             5.760            3.985            2.030             -0.485            -3.506
      2/16+                     7.152             5.494            3.718            1.760             -0.767            -3.812
      2/17+                     6.891             5.233            3.457            1.496             -1.043            -4.113
      2/18+                     6.635             4.977            3.201            1.238             -1.313            -4.407
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                     8.76              8.42             8.10             7.79               7.51             7.23
FIRST PRIN                 08/15/1999        08/15/1999       08/15/1999       08/15/1999         08/15/1999       08/15/1999
LAST PRIN                  02/15/2018        12/15/2017       08/15/2017       05/15/2017         12/15/2016       07/15/2016
PAYMENT WINDOW                    223               221              217              214                209              204
ACCRUAL FACTOR                 0.0000            0.0000           0.0000           0.0000             0.0000           0.0000
MOD DURATION @ 2/08+             4.37              4.37             4.36             4.31               4.14             3.85

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TRIGGER                 OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                  CPR 100           CPR 100           CPR 100           CPR 100           CPR 100           CPR 100
DEFAULT                                   CDR 0 12          CDR 0 12          CDR 0 12          CDR 0 12          CDR 0 12
                                          1                 2                 3                 4                 5
ADVANCES                                  YES               YES               YES               YES               YES
RECV MNTH                                 0                 0                 0                 0                 0
LOSSES                                    0.25              0.25              0.25              0.25              0.25
TREASURY SHIFT          3                 3                 3                 3                 3                 3
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
       1/30+                 13.316            11.817           10.214            8.502              6.562             4.140
       1/31+                 12.902            11.403            9.798            8.083              6.133             3.686
       2/00+                 12.500            11.000            9.393            7.675              5.717             3.245
       2/01+                 12.108            10.608            9.000            7.278              5.311             2.816
       2/02+                 11.727            10.226            8.617            6.892              4.917             2.397
       2/03+                 11.356             9.855            8.244            6.516              4.533             1.989
       2/04+                 10.994             9.493            7.881            6.150              4.159             1.591
       2/05+                 10.642             9.140            7.527            5.794              3.794             1.203
       2/06+                 10.298             8.797            7.182            5.446              3.439             0.823
       2/07+                  9.963             8.461            6.846            5.107              3.092             0.453
       2/08+                  9.636             8.134            6.518            4.777              2.754             0.092
       2/09+                  9.317             7.815            6.197            4.454              2.424            -0.262
       2/10+                  9.005             7.503            5.884            4.139              2.102            -0.608
       2/11+                  8.700             7.198            5.579            3.831              1.787            -0.946
       2/12+                  8.402             6.900            5.280            3.530              1.479            -1.276
       2/13+                  8.111             6.609            4.988            3.237              1.178            -1.600
       2/14+                  7.826             6.325            4.703            2.949              0.884            -1.917
       2/15+                  7.548             6.046            4.424            2.668              0.597            -2.227
       2/16+                  7.275             5.773            4.151            2.393              0.315            -2.531
       2/17+                  7.008             5.507            3.883            2.124              0.040            -2.829
       2/18+                  6.747             5.245            3.622            1.861             -0.230            -3.121
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                   8.11              7.80             7.51             7.24               6.98              6.73
FIRST PRIN               08/15/1999        08/15/1999       08/15/1999       08/15/1999         08/15/1999        08/15/1999
LAST PRIN                02/15/2018        11/15/2017       07/15/2017       03/15/2017         11/15/2016        06/15/2016
PAYMENT WINDOW                  223               220              216              212                208               203
ACCRUAL FACTOR               0.0000            0.0000           0.0000           0.0000             0.0000            0.0000
MOD DURATION @ 2/08+           4.27              4.27             4.25             4.22               4.13              3.86

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (UPDATED 06/11/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO


TRIGGER                 OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                  CPR 0             (!YM)CPR 100      (!YM)CPR 100      (!YM)CPR 100      (!YM)CPR 100      (!YM)CPR 100
DEFAULT                 CDR 0             CDR 0             CDR 0 24          CDR 0 24          CDR 0 24          CDR 0 24
                                                            1   60            1.5  60           2   60            1   60
                                                            0.25 999          0.25 999          0.25 999          0.5999
ADVANCES                YES               YES               YES               YES               YES               YES
RECV MNTH               12                12                12                12                12                12
LOSSES                  0.377             0.377             0.377             0.377             0.377             0.377
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
     1/30+                  12.695            13.045         11.977               11.437            10.875            11.938
     1/31+                  12.303            12.642         11.570               11.027            10.462            11.530
     2/00+                  11.922            12.250         11.173               10.629            10.061            11.133
     2/01+                  11.551            11.868         10.787               10.241             9.671            10.746
     2/02+                  11.190            11.497         10.412                9.863             9.291            10.370
     2/03+                  10.838            11.135         10.046                9.496             8.921            10.004
     2/04+                  10.495            10.783          9.690                9.137             8.560             9.647
     2/05+                  10.161            10.440          9.343                8.788             8.209             9.299
     2/06+                   9.834            10.104          9.004                8.448             7.867             8.960
     2/07+                   9.516             9.778          8.674                8.116             7.533             8.629
     2/08+                   9.205             9.458          8.351                7.792             7.207             8.306
     2/09+                   8.901             9.147          8.037                7.476             6.889             7.990
     2/10+                   8.604             8.842          7.729                7.167             6.578             7.682
     2/11+                   8.313             8.545          7.429                6.865             6.275             7.381
     2/12+                   8.029             8.254          7.135                6.570             5.978             7.087
     2/13+                   7.752             7.969          6.848                6.282             5.688             6.799
     2/14+                   7.480             7.691          6.567                5.999             5.404             6.518
     2/15+                   7.214             7.419          6.292                5.724             5.127             6.242
     2/16+                   6.953             7.152          6.023                5.453             4.856             5.973
     2/17+                   6.698             6.891          5.760                5.189             4.590             5.709
     2/18+                   6.448             6.635          5.502                4.930             4.330             5.450
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                  9.05              8.76           8.57                 8.49              8.40              8.57
FIRST PRIN              08/15/1999        08/15/1999     08/15/1999           08/15/1999        08/15/1999        08/15/1999
LAST PRIN               02/15/2018        02/15/2018     01/15/2018           01/15/2018        12/15/2017        01/15/2018
PAYMENT WINDOW                 223               223            222                  222               221               222
MOD DURATION @ 2/08+          4.49              4.37           4.33                 4.31              4.28              4.32
SPREAD LNTERP. @ 2/08+      328.14            354.04         243.66               187.87            129.51            239.10

    OPTIONALCALL YES   OPTIONALCALL YES
    (!YM)CPR 100       (!YM)CPR 100
    CDR 0 24           CDR 0 24
    1.5  60            2   60
    0.5 999            0.5 999
    YES                YES
    12                 12
    0.377              0.377
----------------------------------------------
      11.395            10.832
      10.984            10.418
      10.584            10.016
      10.195             9.625
       9.817             9.244
       9.448             8.873
       9.090             8.512
       8.740             8.160
       8.399             7.817
       8.066             7.482
       7.741             7.156
       7.424             6.837
       7.114             6.526
       6.812             6.221
       6.516             5.924
       6.227             5.633
       5.944             5.349
       5.667             5.071
       5.397             4.799
       5.132             4.533
       4.872             4.272
----------------------------------------------
        8.48              8.40
  08/15/1999        08/15/1999
  12/15/2017        12/15/2017
         221               221
        4.30              4.27
      182.79            124.41

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (UPDATED 06/11/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TREASURY CURVE
 1 5.105  2  5.650    5  5.852    10  5.940    30  6.070

TRIGGER             OPTIONALCALL YES OPTIONALCALL YES  OPTIONALCALL  YES OPTIONALCALL YES OPTIONALCALL YES OPTIONALCALL YES
PREPAY              CPR 0            (!YM) CPR 100     (!YM) CPR 100     (!YM) CPR 100    (!YM) CPR 100    (!YM) CPR 100
DEFAULT             CDR 0            CDR 0             CDR 0 24          CDR 0 24         CDR 0 24         CDR 0 24
                                                       1 60              1.5 60           2 60             1 60
                                                       0.25 999          0.25 999         0.25 999         0.5 999
ADVANCES            YES              YES               YES               YES              YES              YES
RECV MNTH           12               12                12                12               12               12
LOSSES              0.3              0.3               0.3               0.3               0.3             0.3
----------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
   1/30+                12.695          13.045              12.106           11.637            11.156           12.073
   1/31+                12.303          12.642              11.699           11.229            10.746           11.666
   2/00+                11.922          12.250              11.304           10.832            10.347           11.270
   2/01+                11.551          11.868              10.919           10.445             9.959           10.884
   2/02+                11.190          11.497              10.544           10.069             9.581           10.509
   2/03+                10.838          11.135              10.180            9.703             9.213           10.144
   2/04+                10.495          10.783               9.824            9.346             8.855            9.788
   2/05+                10.161          10.440               9.478            8.999             8.505            9.441
   2/06+                 9.834          10.104               9.140            8.660             8.165            9.103
   2/07+                 9.516           9.778               8.810            8.329             7.833            8.772
   2/08+                 9.205           9.458               8.489            8.006             7.509            8.450
   2/09+                 8.901           9.147               8.175            7.691             7.192            8.136
   2/10+                 8.604           8.842               7.868            7.383             6.883            7.828
   2/11+                 8.313           8.545               7.568            7.083             6.582            7.528
   2/12+                 8.029           8.254               7.275            6.789             6.287            7.235
   2/13+                 7.752           7.969               6.989            6.501             5.998            6.948
   2/14+                 7.480           7.691               6.708            6.220             5.716            6.667
   2/15+                 7.214           7.419               6.434            5.945             5.440            6.392
   2/16+                 6.953           7.152               6.166            5.676             5.170            6.123
   2/17+                 6.698           6.891               5.903            5.413             4.906            5.860
   2/18+                 6.448           6.635               5.646            5.155             4.647            5.602
---------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE              9.05            8.76                8.57             8.49              8.40             8.57
FIRST PRIN          08/15/1999      08/15/1999          08/15/1999       08/15/1999        08/15/1999       08/15/1999
LAST PRIN           02/15/2018      02/15/2018          01/15/2018       01/15/2018        12/15/2017       01/15/2018
PAYMENT WINDOW             223             223                 222              222               221              222
MOD DURATION @ 2/08+      4.49            4.37                4.34             4.33              4.31             4.33
SPREAD INTERP. @ 2/08+  328.14          354.04              257.40           209.30            159.70           253.57


TRIGGER              OPTIONALCALL YES OPTIONALCALL YES
PREPAY               (!YM) CPR 100    (!YM) CPR 100
DEFAULT              CDR 0 24         CDR 0 24
                     1.5 60           2 60
                     0.5 999          0.5 999
ADVANCES             YES              YES
RECV MNTH            12               12
LOSSES               0.3              0.3
------------------------------------------------------
PRICE/YIELD
   1/30+                11.602           11.121
   1/31+                11.192           10.710
   2/00+                10.795           10.310
   2/01+                10.408            9.922
   2/02+                10.031            9.543
   2/03+                 9.664            9.175
   2/04+                 9.307            8.816
   2/05+                 8.958            8.466
   2/06+                 8.618            8.125
   2/07+                 8.287            7.792
   2/08+                 7.964            7.467
   2/09+                 7.648            7.150
   2/10+                 7.339            6.841
   2/11+                 7.038            6.539
   2/12+                 6.744            6.243
   2/13+                 6.456            5.954
   2/14+                 6.174            5.671
   2/15+                 5.898            5.395
   2/16+                 5.629            5.125
   2/17+                 5.365            4.860
   2/18+                 5.106            4.600
-----------------------------------------------------
AVERAGE LIFE              8.48             8.40
FIRST PRIN          08/15/1999       08/15/1999
LAST PRIN           12/15/2017       12/15/2017
PAYMENT WINDOW             221              221
MOD DURATION @ 2/08+      4.32             4.30
SPREAD INTERP. @ 2/08+  205.05           155.58


                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (UPDATED 06/11/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TREASURY CURVE
 1 5.105  2  5.650    5  5.852    10  5.940    30  6.070


TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               (!YM) CPR 25      (!YM) CPR 50      (!YM) CPR 75      (!YM) CPR 100
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
               1/30+            12.695            12.956           13.059            13.098            13.045
               1/31+            12.303            12.561           12.660            12.698            12.642
               2/00+            11.922            12.175           12.273            12.309            12.250
               2/01+            11.551            11.800           11.895            11.930            11.868
               2/02+            11.190            11.435           11.528            11.561            11.497
               2/03+            10.838            11.080           11.170            11.201            11.135
               2/04+            10.495            10.733           10.821            10.851            10.783
               2/05+            10.161            10.395           10.480            10.509            10.440
               2/06+             9.834            10.065           10.149            10.176            10.104
               2/07+             9.516             9.743            9.825             9.851             9.778
               2/08+             9.205             9.428            9.508             9.533             9.458
               2/09+             8.901             9.121            9.199             9.223             9.147
               2/10+             8.604             8.821            8.898             8.920             8.842
               2/11+             8.313             8.528            8.603             8.624             8.545
               2/12+             8.029             8.241            8.314             8.335             8.254
               2/13+             7.752             7.961            8.032             8.052             7.969
               2/14+             7.480             7.686            7.756             7.775             7.691
               2/15+             7.214             7.417            7.486             7.503             7.419
               2/16+             6.953             7.154            7.221             7.238             7.152
               2/17+             6.698             6.897            6.962             6.978             6.891
               2/18+             6.448             6.644            6.708             6.723             6.635
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      9.05              8.97             8.93              9.90              8.76
FIRST PRIN                  08/15/1999        08/15/1999       08/15/1999        08/15/1999        08/15/1999
LAST PRIN                   02/15/2018        02/15/2018       02/15/2018        02/15/2018        02/15/2018
PAYMENT WINDOW                     223               223              223               223               223
MOD DURATION @ 2/08+              4.49              4.44             4.41              4.40              4.37
SPREAD INTERP. @ 2/08+          328.14            350.68           358.74            361.29            354.04

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (UPDATED 06/11/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TREASURY CURVE
 1 5.105  2  5.650    5  5.852    10  5.940    30  6.070


TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               (!YP) CPR 25      (!YP) CPR 50      (!YP) CPR 75      (!YP) CPR 100
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
               1/30+            12.695           12.689            12.680            12.666            12.561
               1/31+            12.303           12.297            12.288            12.274            12.169
               2/00+            11.922           11.916            11.907            11.893            11.788
               2/01+            11.551           11.545            11.536            11.522            11.416
               2/02+            11.190           11.184            11.175            11.161            11.055
               2/03+            10.838           10.832            10.823            10.809            10.702
               2/04+            10.495           10.489            10.480            10.466            10.359
               2/05+            10.161           10.155            10.146            10.131            10.024
               2/06+             9.834            9.828             9.819             9.805             9.697
               2/07+             9.516            9.510             9.501             9.486             9.378
               2/08+             9.205            9.199             9.190             9.175             9.066
               2/09+             8.901            8.895             8.886             8.871             8.762
               2/10+             8.604            8.598             8.589             8.574             8.465
               2/11+             8.313            8.308             8.298             8.284             8.174
               2/12+             8.029            8.024             8.014             8.000             7.890
               2/13+             7.752            7.746             7.737             7.722             7.612
               2/14+             7.480            7.474             7.465             7.450             7.340
               2/15+             7.214            7.208             7.199             7.184             7.073
               2/16+             6.953            6.948             6.938             6.923             6.812
               2/17+             6.698            6.692             6.683             6.669             6.557
               2/18+             6.448            6.442             6.433             6.418             6.307
-----------------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                      9.05             9.04              9.02              9.00              8.86
FIRST PRIN                  08/15/1999       08/15/1999        08/15/1999        08/15/1999        08/15/1999
LAST PRIN                   02/15/2018       02/15/2018        02/15/2018        02/15/2018        02/15/2018
PAYMENT WIND                       223              223               223               223               223
MOD DURATION @ 2/08+              4.49             4.49              4.49              4.49              4.48
SPREAD INTERP. @ 2/08+          328.14           327.59            326.70            325.29            314.65

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               CPR 25            CPR 50            CPR 75            CPR 100
TREASURY SHIFT        1                   1                 1                 1                 1
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
               1/30+            12.695           13.728            14.166            14.385            14.537
               1/31+            12.303           13.321            13.750            13.962            14.103
               2/00+            11.922           12.926            13.344            13.550            13.681
               2/01+            11.551           12.540            12.950            13.149            13.271
               2/02+            11.190           12.165            12.566            12.758            12.872
               2/03+            10.838           11.799            12.192            12.378            12.483
               2/04+            10.495           11.443            11.827            12.008            12.104
               2/05+            10.161           11.095            11.471            11.647            11.735
               2/06+             9.834           10.756            11.124            11.294            11.375
               2/07+             9.516           10.425            10.786            10.951            11.024
               2/08+             9.205           10.102            10.455            10.615            10.682
               2/09+             8.901            9.786            10.132            10.288            10.348
               2/10+             8.604            9.478             9.817             9.968            10.021
               2/11+             8.313            9.176             9.509             9.655             9.702
               2/12+             8.029            8.881             9.207             9.349             9.391
               2/13+             7.752            8.593             8.912             9.050             9.086
               2/14+             7.480            8.311             8.624             8.758             8.788
               2/15+             7.214            8.034             8.342             8.472             8.497
               2/16+             6.953            7.764             8.065             8.192             8.212
               2/17+             6.698            7.499             7.795             7.917             7.933
               2/18+             6.448            7.239             7.530             7.649             7.659
AVERAGE LIFE                      9.05             8.57              8.39              8.29              8.11
FIRST PRIN                  08/15/1999       08/15/1999        08/15/1999        08/15/1999        08/15/1999
LAST PRIN                   02/15/2018       02/15/2018        02/15/2018        02/15/2018        02/15/2018
PAYMENT WINDOM                     223              223               223               223               223
ACCRUAL FACTOR                  0.0000           0.0000            0.0000            0.0000             0.000
MOD DURATION @ 2/08+              4.49             4.32              4.22              4.16              4.08

                                                                    Page 1 of 1

-------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               CPR 25            CPR 50            CPR 75            CPR 100
TREASURY SHIFT        2                   2                 2                 2                 2
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
              1/30+            12.695            13.214           13.383            13.431            13.382
              1/31+            12.303            12.813           12.977            13.020            12.967
              2/00+            11.922            12.423           12.581            12.621            12.563
              2/01+            11.551            12.043           12.196            12.233            12.171
              2/02+            11.190            11.673           11.822            11.855            11.789
              2/03+            10.838            11.313           11.456            11.487            11.417
              2/04+            10.495            10.962           11.101            11.129            11.054
              2/05+            10.161            10.619           10.754            10.779            10.701
              2/06+             9.834            10.285           10.415            10.438            10.356
              2/07+             9.516             9.959           10.085            10.105            10.020
              2/08+             9.205             9.640            9.762             9.780             9.692
              2/09+             8.901             9.329            9.448             9.463             9.372
              2/10+             8.604             9.026            9.140             9.153             9.059
              2/11+             8.313             8.728            8.839             8.850             8.754
              2/12+             8.029             8.438            8.545             8.554             8.455
              2/13+             7.752             8.154            8.258             8.265             8.163
              2/14+             7.480             7.876            7.976             7.982             7.878
              2/15+             7.214             7.604            7.701             7.704             7.599
              2/16+             6.953             7.337            7.431             7.433             7.325
              2/17+             6.698             7.076            7.167             7.168             7.058
              2/18+             6.448             6.820            6.909             6.907             6.795
AVERAGE LIFE                     9.05              8.57             8.39              8.29              8.11
FIRST PRIN                 08/15/1999        08/15/1999       08/15/1999        08/15/1999        08/15/1999
LAST PRIN                  02/15/2018        02/15/2018       02/15/2018        02/15/2018        02/15/2018
PAYMENT WINDOW                    223               223              223               223               223
ACCRUAL FACTOR                  0.000            0.0000           0.0000            0.0000            0.0000
MOD DURATION @ 2/08+             4.49              4.38             4.33              4.30              4.26

                                                                    Page 1 of 1


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               CPR 25            CPR 50            CPR 75            CPR 100
TREASURY SHIFT        -1                  -1                -1                -1                -1
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
              1/30+            12.695            13.493           13.853            14.041            14.160
              1/31+            12.303            13.089           13.441            13.623            13.733
              2/00+            11.922            12.696           13.040            13.216            13.318
              2/01+            11.551            12.313           12.650            12.820            12.915
              2/02+            11.190            11.941           12.270            12.435            12.522
              2/03+            10.838            11.578           11.900            12.060            12.139
              2/04+            10.495            11.224           11.539            11.694            11.767
              2/05+            10.161            10.878           11.187            11.338            11.403
              2/06+             9.834            10.542           10.844            10.990            11.049
              2/07+             9.516            10.213           10.509            10.651            10.704
              2/08+             9.205             9.892           10.182            10.320            10.367
              2/09+             8.901             9.579            9.862             9.996            10.038
              2/10+             8.604             9.272            9.550             9.681             9.716
              2/11+             8.313             8.973            9.245             9.372             9.402
              2/12+             8.029             8.680            8.947             9.070             9.095
              2/13+             7.752             8.393            8.655             8.775             8.795
              2/14+             7.480             8.113            8.370             8.486             8.502
              2/15+             7.214             7.839            8.091             8.204             8.215
              2/16+             6.953             7.570            7.817             7.927             7.934
              2/17+             6.698             7.307            7.549             7.656             7.659
              2/18+             6.448             7.049            7.287             7.391             7.389
AVERAGE LIFE                     9.05              8.57             8.39              8.29              8.11
FIRST PRIN                 08/15/1999        08/15/1999       08/15/1999        08/15/1999        08/15/1999
LAST PRIN                  02/15/2018        02/15/2018       02/15/2018        02/15/2018        02/15/2018
PAYMENT WINDOW                    223               223              223               223               223
ACCRUAL FACTOR                 0.0000            0.0000           0.0000            0.0000            0.0000
MOD DURATION @ 2/08+             4.49              4.35             4.27              4.22              4.14

                                                                    Page 1 of 1


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               CPR 25            CPR 50            CPR 75            CPR 100
-----------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
              1/30+            12.695           13.539            13.912            14.104            14.231
              1/31+            12.303           13.134            13.499            13.685            13.803
              2/00+            11.922           12.741            13.097            13.277            13.387
              2/01+            11.551           12.357            12.706            12.881            12.982
              2/02+            11.190           11.984            12.326            12.495            12.587
              2/03+            10.838           11.620            11.955            12.119            12.204
              2/04+            10.495           11.266            11.593            11.752            11.830
              2/05+            10.161           10.920            11.240            11.395            11.465
              2/06+             9.834           10.583            10.896            11.046            11.110
              2/07+             9.516           10.254            10.561            10.706            10.764
              2/08+             9.205            9.932            10.233            10.374            10.426
              2/09+             8.901            9.618             9.913            10.050            10.095
              2/10+             8.604            9.312             9.600             9.733             9.773
              2/11+             8.313            9.012             9.295             9.424             9.458
              2/12+             8.029            8.719             8.996             9.121             9.150
              2/13+             7.752            8.432             8.703             8.825             8.849
              2/14+             7.480            8.151             8.417             8.536             8.555
              2/15+             7.214            7.876             8.138             8.253             8.267
              2/16+             6.953            7.607             7.864             7.975             7.985
              2/17+             6.698            7.344             7.595             7.704             7.710
              2/18+             6.448            7.085             7.332             7.438             7.439
AVERAGE LIFE                     9.05             8.57              8.39              8.29              8.11
FIRST PRIN                 08/15/1999       08/15/1999        08/15/1999        08/15/1999        08/15/1999
LAST PRIN                  02/15/2018       02/15/2018        02/15/2018        02/15/2018        02/15/2018
PAYMENT WINDOW                    223              223               223               223               223
ACCRUAL FACTOR                 0.0000           0.0000            0.0000            0.0000            0.0000
MOD DURATION @ 2/08+             4.49             4.34              4.26              4.20              4.13

                                                                     Page 1 of 1


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (UPDATED 06/11/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO


TREASURY CURVE
 1 5.105  2  5.650    5  5.852    10  5.940    30  6.070



TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               (!YM) CPR 25      (!YM) CPR 50      (!YM) CPR 75      (!YM) CPR 100
DEFAULT               CDR 0.5             CDR 0.5           CDR 0.5           CDR 0.5           CDR 0.5
ADVANCES              YES                 YES               YES               YES               YES
RECV MNTH             12                  12                12                12                12
LOSSES                0.35                0.35              0.35              0.35              0.35
----------------------------------------------------------------------------------------------------------------
PRICE/YIELD
          1/30+             11.700           11.971             12.078          12.120             12.067
          1/31+             11.307           11.574             11.678          11.718             11.663
          2/00+             10.925           11.188             11.289          11.328             11.270
          2/01+             10.553           10.812             10.910          10.947             10.888
          2/02+             10.190           10.445             10.542          10.577             10.515
          2/03+              9.837           10.088             10.183          10.217             10.153
          2/04+              9.493            9.741              9.833           9.866              9.800
          2/05+              9.158            9.402              9.491           9.523              9.455
          2/06+              8.830            9.071              9.159           9.189              9.119
          2/07+              8.511            8.748              8.834           8.863              8.792
          2/08+              8.199            8.433              8.517           8.545              8.472
          2/09+              7.894            8.125              8.207           8.234              8.160
          2/10+              7.597            7.824              7.905           7.930              7.855
          2/11+              7.306            7.530              7.609           7.634              7.557
          2/12+              7.021            7.243              7.320           7.344              7.265
          2/13+              6.743            6.962              7.037           7.060              6.980
          2/14+              6.470            6.687              6.761           6.783              6.702
          2/15+              6.204            6.417              6.490           6.511              6.429
          2/16+              5.943            6.154              6.225           6.245              6.162
          2/17+              5.687            5.896              5.965           5.985              5.900
          2/18+              5.437            5.643              5.711           5.730              5.644
AVERAGE LIFE                  8.87             8.79               8.75            8.72               8.59
FIRST PRIN              08/15/1999       08/15/1999         08/15/1999      08/15/1999         08/15/1999
LAST PRIN               01/15/2018       01/15/2018         01/15/2018      01/15/2018         01/15/2018
PAYMENT WINDOW                 222              222                222             222                222
MOD DURATION @ 2/08+          4.47             4.43               4.40            4.39               4.36
SPREAD INTERP. @ 2/08+      227.92           251.43             259.90          262.75             255.70

                                                           Page 1 of 1


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO


CONDITION             POINT LOANS         POINT LOANS       POINT LOANS       POINT LOANS
TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                CPR 0               (!YM) CPR 25      (!YM) CPR 50      (!YM) CPR 75      (!YM) CPR 100
CONDITION             OTHER               OTHER             OTHER             OTHER
TRIGGER               OPTIONALCALL YES    OPTIONALCALL YES  OPTIONALCALL YES  OPTIONALCALL YES
PREPAY                (!YM) CPR 100       (!YM) CPR 100     (!YM) CPR 100     (!YM) CPR 100
----------------------------------------------------------------------------------------------------------------
PRICE/YIELD
              1/30+     12.553            12.827           12.940            12.994            13.045
              1/31+     12.161            12.430           12.541            12.593            12.642
              2/00+     11.779            12.044           12.152            12.204            12.250
              2/01+     11.408            11.669           11.774            11.824            11.868
              2/02+     11.046            11.303           11.406            11.455            11.497
              2/03+     10.694            10.947           11.048            11.095            11.135
              2/04+     10.350            10.600           10.698            10.744            10.783
              2/05+     10.015            10.261           10.358            10.402            10.440
              2/06+      9.688             9.931           10.025            10.068            10.104
              2/07+      9.369             9.608            9.701             9.743             9.778
              2/08+      9.057             9.293            9.384             9.425             9.458
              2/09+      8.753             8.986            9.075             9.114             9.147
              2/10+      8.456             8.695            8.773             8.811             8.842
              2/11+      8.165             8.392            8.477             8.515             8.545
              2/12+      7.881             8.104            8.188             8.225             8.254
              2/13+      7.603             7.823            7.906             7.941             7.969
              2/14+      7.330             7.549            7.629             7.664             7.691
              2/15+      7.064             7.279            7.359             7.393             7.419
              2/16+      6.803             7.016            7.094             7.127             7.152
              2/17+      6.548             6.758            6.835             6.867             6.891
              2/18+      6.297             6.505            6.580             6.612             6.635
AVERAGE LIFE              8.88              8.80             8.78              8.77              8.76
FIRST PRIN          08/15/1999        08/15/1999       08/15/1999        08/15/1999        08/15/1999
LAST PRIN           02/15/2018        02/15/2018       02/15/2018        02/15/2018        02/15/2018
PAYMENT WINDOW             223               223              223               223               223
ACCRUAL FA              0.0000            0.0000           0.0000            0.0000            0.0000
MOD DURATION @ 2/08+      4.48              4.43             4.41              4.39              4.37

                                                                     Page 1 of 1


--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A-2
--------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                  CPR 0     (!YM) CPR 5  (!YM) CPR 10  (!YM) CPR 20
---------------------------------------------------------------------------
PRICE/YIELD
             98/16      7.388        7.388        7.388         7.388
             98/24      7.350        7.351        7.351         7.351
             99/00      7.313        7.313        7.313         7.313
             99/08      7.276        7.276        7.276         7.276
             99/16      7.239        7.239        7.239         7.239
             99/24      7.202        7.202        7.202         7.202
            100/00      7.165        7.165        7.165         7.165
            100/08      7.129        7.129        7.129         7.129
            100/16      7.092        7.092        7.092         7.092
            100/24      7.056        7.056        7.056         7.056
            101/00      7.019        7.019        7.019         7.019
            101/08      6.983        6.983        6.983         6.983
            101/16      6.947        6.947        6.947         6.947
            101/24      6.911        6.911        6.911         6.911
            102/00      6.875        6.875        6.875         6.875
            102/08      6.840        6.840        6.839         6.839
            102/16      6.804        6.804        6.804         6.804
            102/24      6.769        6.768        6.768         6.768
            103/00      6.733        6.733        6.733         6.733
            103/08      6.698        6.698        6.697         6.697
            103/16      6.663        6.662        6.662         6.662
AVERAGE LIFE             9.69         9.68         9.67          9.67
FIRST PRIN         09/15/2008   09/15/2008   09/15/2008    09/15/2008
LAST PRIN          06/15/2009   06/15/2009   06/15/2009    06/15/2009
PAYMENT WINDOW             10           10           10            10
ACCRUAL FACTOR         0.0000       0.0000       0.0000        0.0000
MOD DURATION @ 101/00    6.83         6.83         6.82          6.82

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A-2
--------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                  CPR 0     CPR 0         CPR 0         CPR 0
DEFAULT                 CDR 0     CDR 1         CDR 3         CDR 5
ADVANCES                YES       YES           YES           YES
RECV MNTH               12        12            12            12
LOSSES                  0.25      0.25          0.25          0.25
---------------------------------------------------------------------------
PRICE/YIELD

             98/16          7.388         7.388         7.392           7.398
             98/24          7.350         7.351         7.354           7.358
             99/00          7.313         7.314         7.316           7.319
             99/08          7.276         7.276         7.278           7.280
             99/16          7.239         7.239         7.240           7.241
             99/24          7.202         7.202         7.202           7.202
            100/00          7.165         7.165         7.164           7.163
            100/08          7.129         7.128         7.127           7.125
            100/16          7.092         7.092         7.090           7.086
            100/24          7.056         7.055         7.052           7.048
            101/00          7.019         7.019         7.015           7.010
            101/08          6.983         6.983         6.978           6.971
            101/16          6.947         6.946         6.941           6.934
            101/24          6.911         6.910         6.905           6.896
            102/00          6.875         6.874         6.868           6.858
            102/08          6.840         6.838         6.831           6.820
            102/16          6.804         6.803         6.795           6.783
            102/24          6.769         6.767         6.759           6.745
            103/00          6.733         6.732         6.722           6.708
            103/08          6.698         6.696         6.686           6.671
            103/16          6.663         6.661         6.650           6.634
AVERAGE LIFE                 9.69          9.64          9.40            9.04
FIRST PRIN             09/15/2008    06/15/2008    05/15/2006      12/15/2005
LAST PRIN              06/15/2009    06/15/2009    06/15/2009      07/15/2009
PAYMENT WINDOW                 10            13            38              44
ACCRUAL FACTOR             0.0000        0.0000        0.0000          0.0000
MOD DURATION @ 101/00        6.83          6.81          6.68            6.49

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A2
--------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                        CPR 0     CPR 0         CPR 0         CPR 0
DEFAULT                       CDR 0     CDR 1         CDR 3         CDR 5
ADVANCES                      YES       YES           YES           YES
RECV MNTH                     12        12            12            12
LOSSES                        0.5       0.5           0.5           0.5
-----------------------------------------------------------------------------------------
PRICE/YIELD
                      98/16      7.388         7.388        7.389      7.388
                      98/24      7.350         7.351        7.351      7.351
                      99/00      7.313         7.313        7.314      7.313
                      99/08      7.276         7.276        7.276      7.276
                      99/16      7.239         7.239        7.239      7.239
                      99/24      7.202         7.202        7.202      7.202
                     100/00      7.165         7.165        7.165      7.165
                     100/08      7.129         7.129        7.128      7.129
                     100/16      7.092         7.092        7.092      7.092
                     100/24      7.056         7.056        7.055      7.056
                     101/00      7.019         7.019        7.019      7.019
                     101/08      6.983         6.983        6.982      6.983
                     101/16      6.947         6.947        6.946      6.947
                     101/24      6.911         6.911        6.910      6.911
                     102/00      6.875         6.875        6.874      6.875
                     102/08      6.840         6.839        6.838      6.840
                     102/16      6.804         6.804        6.803      6.804
                     102/24      6.769         6.768        6.767      6.769
                     103/00      6.733         6.733        6.731      6.733
                     103/08      6.698         6.698        6.696      6.698
                     103/16      6.663         6.662        6.661      6.663
AVERAGE LIFE                      9.69          9.68         9.64       9.72
FIRST PRIN                  09/15/2008    08/15/2008   09/15/2007 09/15/2006
LAST PRIN                   06/15/2009    07/15/2009   07/15/2009 10/15/2013
PAYMENT WINDOW                      10            12           23         86
ACCRUAL FACTOR                  0.0000        0.0000       0.0000     0.0000
MOD DURATION @ 101/00             6.83          6.82         6.80       6.83

                                                               Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      MORGAN STANLEY DEAN WITTER



BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A2
--------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                  CPR 0        (!YM) CPR 5    (!YM) CPR 10   (!YM) CPR 20
BALL EXT                50% 36 MOS   50% 36 MOS     50% 36 MOS     50% 36 MOS
-----------------------------------------------------------------------------------------
PRICE/YIELD
              98/16      7.375        7.377        7.378         7.381
              98/24      7.340        7.342        7.343         7.345
              99/00      7.306        7.307        7.307         7.309
              99/08      7.271        7.272        7.272         7.273
              99/16      7.237        7.237        7.237         7.238
              99/24      7.202        7.202        7.202         7.202
             100/00      7.168        7.168        7.168         7.167
             100/08      7.134        7.134        7.133         7.132
             100/16      7.100        7.099        7.098         7.097
             100/24      7.066        7.065        7.064         7.062
             101/00      7.033        7.031        7.030         7.027
             101/08      6.999        6.997        6.995         6.992
             101/16      6.966        6.963        6.961         6.958
             101/24      6.932        6.930        6.927         6.923
             102/00      6.899        6.896        6.893         6.889
             102/08      6.866        6.862        6.859         6.854
             102/16      6.833        6.829        6.826         6.820
             102/24      6.800        6.796        6.792         6.786
             103/00      6.767        6.763        6.759         6.752
             103/08      6.734        6.729        6.725         6.718
             103/16      6.701        6.696        6.692         6.684
AVERAGE LIFE             10.84        10.68        10.54         10.30
FIRST PRIN          12/15/2008   11/15/2008   10/15/2008    10/15/2008
LAST PRIN           05/15/2012   04/15/2012   03/15/2012    12/15/2011
PAYMENT WINDOW              42           42           42            39
ACCRUAL FACTOR          0.0000       0.0000       0.0000        0.0000
MOD DURATION @ 101/00     7.35         7.28         7.22          7.11

                                                               Page 1 of 1


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A2
--------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                       CPR 0    (!YM) CPR 5   (!YM) CPR 10   (!YM) CPR 20
BALL EXT                     36 MOS   36 MOS        36 MOS         36 MOS
-----------------------------------------------------------------------------
PRICE/YIELD
            98/16              7.360        7.362        7.365         7.369
            98/24              7.328        7.330        7.332         7.336
            99/00              7.297        7.298        7.300         7.302
            99/08              7.265        7.266        7.267         7.269
            99/16              7.234        7.234        7.235         7.236
            99/24              7.203        7.203        7.203         7.203
           100/00              7.172        7.171        7.171         7.170
           100/08              7.141        7.140        7.139         7.137
           100/16              7.110        7.108        7.107         7.104
           100/24              7.079        7.077        7.075         7.071
           101/00              7.048        7.046        7.043         7.039
           101/08              7.018        7.015        7.012         7.006
           101/16              6.987        6.984        6.980         6.974
           101/24              6.957        6.953        6.949         6.942
           102/00              6.926        6.922        6.918         6.910
           102/08              6.896        6.891        6.887         6.878
           102/16              6.866        6.861        6.856         6.846
           102/24              6.836        6.830        6.825         6.814
           103/00              6.806        6.800        6.794         6.782
           103/08              6.776        6.770        6.763         6.751
           103/16              6.747        6.740        6.732         6.719
AVERAGE LIFE                   12.48        12.19        11.91         11.42
FIRST PRIN                11/15/2009   04/15/2009   02/15/2009    01/15/2009
LAST PRIN                 06/15/2012   06/15/2012   06/15/2012    05/15/2012
PAYMENT WINDOW                    32           39           41            41
ACCRUAL FACTOR                0.0000       0.0000       0.0000        0.0000
MOD DURATION @ 101/00           8.08         7.95         7.83          7.62

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A2

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/10/1999  Credit Rating       AAA/Aaa

PREPAY                   CPR 0       CPR 5         CPR 10         CPR 20
-------------------------------------------------------------------------------
PRICE/YIELD
             98/16      7.388        7.389        7.390         7.393
             98/24      7.350        7.351        7.352         7.355
             99/00      7.313        7.314        7.315         7.318
             99/08      7.276        7.277        7.277         7.280
             99/16      7.239        7.240        7.240         7.243
             99/24      7.202        7.203        7.203         7.206
            100/00      7.165        7.166        7.166         7.168
            100/08      7.129        7.129        7.130         7.131
            100/16      7.092        7.092        7.093         7.095
            100/24      7.056        7.056        7.056         7.058
            101/00      7.019        7.020        7.020         7.021
            101/08      6.983        6.983        6.984         6.985
            101/16      6.947        6.947        6.947         6.948
            101/24      6.911        6.911        6.911         6.912
            102/00      6.875        6.875        6.875         6.876
            102/08      6.840        6.839        6.839         6.840
            102/16      6.804        6.804        6.804         6.804
            102/24      6.769        6.768        6.768         6.768
            103/00      6.733        6.733        6.732         6.732
            103/08      6.698        6.697        6.697         6.697
            103/16      6.663        6.662        6.662         6.661
AVERAGE LIFE             9.69         9.66         9.63          9.56
FIRST PRIN         09/15/2008   07/15/2008   03/15/2008    04/15/2007
LAST PRIN          06/15/2009   06/15/2009   06/15/2009    06/15/2009
PAYMENT WINDOW             10           12           16            27
MOD DURATION @ 101/00    6.83         6.82         6.80          6.77

                                                                     Page 1 of 1


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES (Updated 06/11/99) Class A1
--------------------------------------------------------------------------------

Class             A1          Cusip               N/A         Dated Date       07/01/1999        Original Balance  338,780,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  338,780,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           6.78000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       AAA/Aaa

TREASURY CURVE
     1  5.105    2  5.650    5  5.852    10  5.940     30  6.070

PREPAY                  CPR 0     (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
-----------------------------------------------------------------------------------------
PRICE/YIELD
              97/16     7.386         7.409        7.419         7.424         7.435
              97/24     7.328         7.349        7.358         7.363         7.373
              98/00     7.271         7.290        7.298         7.302         7.311
              98/08     7.213         7.231        7.238         7.242         7.249
              98/16     7.156         7.172        7.178         7.181         7.188
              98/24     7.099         7.113        7.118         7.121         7.126
              99/00     7.043         7.054        7.059         7.061         7.065
              99/08     6.986         6.996        7.000         7.002         7.005
              99/16     6.930         6.937        6.941         6.942         6.944
              99/24     6.874         6.879        6.882         6.883         6.884
             100/00     6.818         6.822        6.823         6.824         6.824
             100/08     6.762         6.764        6.765         6.765         6.764
             100/16     6.706         6.707        6.707         6.706         6.704
             100/24     6.651         6.650        6.649         6.648         6.645
             101/00     6.596         6.593        6.591         6.590         6.585
             101/08     6.541         6.536        6.533         6.532         6.526
             101/16     6.486         6.479        6.476         6.474         6.467
             101/24     6.432         6.423        6.419         6.416         6.409
             102/00     6.377         6.367        6.362         6.359         6.350
             102/08     6.323         6.311        6.305         6.302         6.292
             102/16     6.269         6.255        6.249         6.245         6.234
AVERAGE LIFE             5.70          5.48         5.40          5.36          5.25
FIRST PRIN         08/15/1999    08/15/1999   08/15/1999    08/15/1999    08/15/1999
LAST PRIN          09/15/2008    08/15/2008   07/15/2008    07/15/2008    05/15/2008
PAYMENT WINDOW            110           109          108           108           106
MOD DURATION @ 100/00    4.48          4.33         4.28          4.24          4.17
SPREAD INTERP. @ 100/00 95.33         96.10        96.40         96.54         96.71

Page 1 of 7
--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (UPDATED 06/11/99) CLASS A2
-------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.05000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       AAA/Aaa


TREASURY CURVE
     1  5.105    2  5.650    5  5.852    10  5.940     30  6.070

PREPAY                          CPR 0          (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75     (!YM) CPR 100
----------------------------------------------------------------------------------------------------------
PRICE/YIELD
             97/16             7.487            7.487        7.488         7.488             7.493
             97/24             7.449            7.449        7.450         7.450             7.455
             98/00             7.411            7.412        7.412         7.413             7.416
             98/08             7.374            7.374        7.374         7.375             7.378
             98/16             7.336            7.337        7.337         7.337             7.340
             98/24             7.299            7.299        7.299         7.300             7.302
             99/00             7.262            7.262        7.262         7.262             7.264
             99/08             7.225            7.225        7.225         7.225             7.226
             99/16             7.188            7.188        7.188         7.188             7.188
             99/24             7.151            7.151        7.151         7.151             7.151
            100/00             7.114            7.114        7.114         7.114             7.113
            100/08             7.078            7.078        7.077         7.077             7.076
            100/16             7.041            7.041        7.041         7.041             7.039
            100/24             7.005            7.005        7.004         7.004             7.002
            101/00             6.969            6.968        6.968         6.968             6.965
            101/08             6.933            6.932        6.932         6.931             6.928
            101/16             6.897            6.896        6.896         6.895             6.891
            101/24             6.861            6.860        6.860         6.859             6.855
            102/00             6.825            6.824        6.824         6.823             6.818
            102/08             6.789            6.789        6.788         6.787             6.782
            102/16             6.754            6.753        6.752         6.752             6.746
AVERAGE LIFE                    9.69             9.66         9.64          9.61              9.42
FIRST PRIN                09/15/2008       08/15/2008   07/15/2008    07/15/2008        05/15/2008
LAST PRIN                 06/15/2009       06/15/2009   06/15/2009    06/15/2009        06/15/2009
PAYMENT WINDOW                    10               11           12            12                14
MOD DURATION @ 100/00           6.82             6.81         6.80          6.79              6.69
SPREAD INTERP. @ 100/00       118.01           118.04       118.08        118.12            118.39

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (Updated 06/11/99) CLASS B
--------------------------------------------------------------------------------

Class             B           Cusip               N/A         Dated Date       07/01/1999        Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       AA/Aa2

TREASURY CURVE
     1  5.105    2  5.650    5  5.852    10  5.940     30  6.070

PREPAY                      CPR 0         (!YM) CPR 25      (!YM) CPR 50      (!YM) CPR 75      (!YM) CPR 100
-------------------------------------------------------------------------------------------------------------
PRICE/YIELD
              97/16             7.612            7.618             7.620            7.622              7.630
              97/24             7.575            7.580             7.583            7.585              7.593
              98/00             7.538            7.543             7.546            7.548              7.556
              98/08             7.501            7.507             7.509            7.511              7.519
              98/16             7.464            7.470             7.472            7.474              7.482
              98/24             7.428            7.433             7.435            7.437              7.445
              99/00             7.391            7.397             7.399            7.401              7.408
              99/08             7.355            7.360             7.362            7.364              7.372
              99/16             7.319            7.324             7.326            7.328              7.335
              99/24             7.282            7.288             7.290            7.292              7.299
             100/00             7.246            7.252             7.254            7.256              7.263
             100/08             7.210            7.216             7.218            7.220              7.227
             100/16             7.175            7.180             7.182            7.184              7.191
             100/24             7.139            7.144             7.146            7.148              7.155
             101/00             7.103            7.109             7.111            7.112              7.119
             101/08             7.068            7.073             7.075            7.077              7.083
             101/16             7.033            7.038             7.040            7.041              7.048
             101/24             6.997            7.003             7.005            7.006              7.013
             102/00             6.962            6.967             6.970            6.971              6.977
             102/08             6.927            6.932             6.935            6.936              6.942
             102/16             6.892            6.898             6.900            6.901              6.907
AVERAGE LIFE                    10.02            10.01             10.00            10.00               9.96
FIRST PRIN                 06/15/2009       06/15/2009        06/15/2009       06/15/2009         06/15/2009
LAST PRIN                  07/15/2009       07/15/2009        07/15/2009       07/15/2009         06/15/2009
PAYMENT WINDOW                      2                2                 2                2                  1
MOD DURATION @ 100/00            6.95             6.95              6.94             6.94               6.92
SSPREAD INTERP. @ 100/00       130.65           131.20            131.42           131.59             132.38

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (Updated 06/11/99) CLASS C
--------------------------------------------------------------------------------

Class             C           Cusip               N/A         Dated Date       07/01/1999        Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       A/A2

TREASURY CURVE
     1  5.105    2  5.650    5  5.852    10  5.940     30  6.070

PREPAY                        CPR 0         (!YM) CPR 25   (!YM) CPR 50         (!YM) CPR 75   (!YM) CPR 100
-------------------------------------------------------------------------------------------------------------
PRICE/YIELD
                   97/00        7.810         7.817         7.819               7.821          7.829
                   97/08        7.773         7.779         7.781               7.783          7.791
                   97/16        7.735         7.742         7.744               7.746          7.754
                   97/24        7.698         7.704         7.707               7.708          7.716
                   98/00        7.661         7.667         7.670               7.671          7.679
                   98/08        7.624         7.630         7.633               7.634          7.642
                   98/16        7.587         7.593         7.596               7.597          7.605
                   98/24        7.551         7.557         7.559               7.561          7.568
                   99/00        7.514         7.520         7.522               7.524          7.532
                   99/08        7.478         7.483         7.486               7.487          7.495
                   99/16        7.441         7.447         7.449               7.451          7.459
                   99/24        7.405         7.411         7.413               7.415          7.422
                  100/00        7.369         7.375         7.377               7.378          7.386
                  100/08        7.333         7.339         7.341               7.342          7.350
                  100/16        7.297         7.303         7.305               7.306          7.314
                  100/24        7.262         7.267         7.269               7.271          7.278
                  101/00        7.226         7.231         7.233               7.235          7.242
                  101/08        7.190         7.196         7.198               7.199          7.207
                  101/16        7.155         7.160         7.162               7.164          7.171
                  101/24        7.120         7.125         7.127               7.128          7.136
                  102/00        7.085         7.089         7.092               7.093          7.101
AVERAGE LIFE                    10.08         10.05         10.04               10.04          10.03
FIRST PRIN                 07/15/2009    07/15/2009    07/15/2009          07/15/2009     06/15/2009
LAST PRIN                  02/15/2010    10/15/2009    09/15/2009          09/15/2009     09/15/2009
PAYMENT WINDOW                      8             4             3                   3              4
MOD DURATION @ 99/16             6.93          6.91          6.91                6.91           6.90
SPREAD INTERP. @ 99/16         150.12        150.71        150.93              151.10         151.87

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (Updated 06/11/99) CLASS D
--------------------------------------------------------------------------------

Class             D           Cusip               N/A         Dated Date       07/01/1999        Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       A-/A3

TREASURY CURVE
     1  5.105    2  5.650    5  5.852    10  5.940     30  6.070

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75    (!YM) CPR 100
-------------------------------------------------------------------------------------------------------------
PRICE/YIELD
            96/00             7.926         7.942         7.946           7.947             7.955
            96/08             7.890         7.906         7.909           7.911             7.918
            96/16             7.855         7.870         7.873           7.874             7.882
            96/24             7.819         7.833         7.837           7.838             7.846
            97/00             7.784         7.797         7.800           7.802             7.809
            97/08             7.748         7.762         7.764           7.766             7.773
            97/16             7.713         7.726         7.729           7.730             7.738
            97/24             7.678         7.690         7.693           7.694             7.702
            98/00             7.643         7.655         7.657           7.659             7.666
            98/08             7.608         7.619         7.622           7.623             7.631
            98/16             7.574         7.584         7.586           7.588             7.595
            98/24             7.539         7.549         7.551           7.553             7.560
            99/00             7.505         7.514         7.516           7.518             7.525
            99/08             7.470         7.479         7.481           7.483             7.490
            99/16             7.436         7.444         7.446           7.448             7.455
            99/24             7.402         7.409         7.411           7.413             7.420
            100/00            7.368         7.375         7.377           7.378             7.385
            100/08            7.334         7.340         7.342           7.344             7.351
            100/16            7.300         7.306         7.308           7.309             7.316
            100/24            7.267         7.272         7.273           7.275             7.282
            101/00            7.233         7.237         7.239           7.241             7.248
AVERAGE LIFE                  11.02         10.74         10.71           10.70             10.70
FIRST PRIN               02/15/2010    10/15/2009    09/15/2009      09/15/2009        09/15/2009
LAST PRIN                10/15/2010    09/15/2010    09/15/2010      09/15/2010        09/15/2010
PAYMENT WINDOW                    9            12            13              13                13
MOD DURATION @ 98/16           7.33          7.20          7.19            7.19              7.19
SPREAD INTERP. @ 98/16       162.74        163.94        164.21          164.37            165.11

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (Updated 06/11/99) CLASS E
--------------------------------------------------------------------------------

Class             E           Cusip               N/A         Dated Date       07/01/1999        Original Balance  27,018,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  27,018,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       BBB/Baa2

TREASURY CURVE
     1  5.105    2  5.650    5  5.852    10  5.940     30  6.070

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75    (!YM) CPR 100
-------------------------------------------------------------------------------------------------------------
PRICE/YIELD
            94/00              8.159         8.167         8.169         8.171         8.178
            94/08              8.125         8.132         8.135         8.136         8.143
            94/16              8.091         8.098         8.100         8.102         8.109
            94/24              8.057         8.064         8.066         8.068         8.075
            95/00              8.023         8.030         8.032         8.034         8.041
            95/08              7.989         7.996         7.998         8.000         8.007
            95/16              7.955         7.962         7.965         7.966         7.973
            95/24              7.922         7.929         7.931         7.932         7.939
            96/00              7.888         7.895         7.897         7.899         7.906
            96/08              7.855         7.862         7.864         7.865         7.872
            96/16              7.822         7.828         7.831         7.832         7.839
            96/24              7.789         7.795         7.797         7.799         7.806
            97/00              7.756         7.762         7.764         7.766         7.773
            97/08              7.723         7.729         7.731         7.733         7.740
            97/16              7.690         7.696         7.699         7.700         7.707
            97/24              7.657         7.664         7.666         7.667         7.674
            98/00              7.625         7.631         7.633         7.635         7.642
            98/08              7.592         7.599         7.601         7.602         7.609
            98/16              7.560         7.566         7.568         7.570         7.577
            98/24              7.528         7.534         7.536         7.537         7.544
            99/00              7.496         7.502         7.504         7.505         7.512
AVERAGE LIFE                   12.34         12.31         12.30         12.30         12.30
FIRST PRIN                10/15/2010    09/15/2010    09/15/2010    09/15/2010    09/15/2010
LAST PRIN                 11/15/2012    11/15/2012    11/15/2012    11/15/2012    11/15/2012
PAYMENT WINDOW                    26            27            27            27            27
MOD DURATION @ 96/16            7.81          7.80          7.79          7.79          7.79
SPREAD INTERP. @ 96/16        186.68        187.36        187.59        187.74        188.43

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (Updated 06/11/99) CLASS F
------------------------------------------------------------------------------

Class             F           Cusip               N/A         Dated Date       07/01/1999        Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       BBB-/Baa3

TREASURY CURVE
     1  5.105    2  5.650    5  5.852    10  5.940     30  6.070

PREPAY                        CPR 0    (!YM) CPR 25  (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
            87/16             8.989        8.997         9.000        9.002          9.012
            87/24             8.954        8.961         8.964        8.967          8.976
            88/00             8.918        8.926         8.929        8.931          8.941
            88/08             8.883        8.891         8.894        8.896          8.905
            88/16             8.848        8.856         8.859        8.861          8.870
            88/24             8.813        8.821         8.824        8.826          8.835
            89/00             8.778        8.786         8.789        8.791          8.800
            89/08             8.744        8.751         8.754        8.756          8.765
            89/16             8.709        8.716         8.719        8.721          8.730
            89/24             8.675        8.682         8.685        8.687          8.696
            90/00             8.640        8.648         8.650        8.652          8.661
            90/08             8.606        8.613         8.616        8.618          8.627
            90/16             8.572        8.579         8.582        8.584          8.593
            90/24             8.538        8.545         8.548        8.550          8.559
            91/00             8.505        8.512         8.514        8.516          8.525
            91/08             8.471        8.478         8.481        8.483          8.491
            91/16             8.437        8.444         8.447        8.449          8.458
            91/24             8.404        8.411         8.414        8.416          8.424
            92/00             8.371        8.378         8.380        8.382          8.391
            92/08             8.338        8.345         8.347        8.349          8.357
            92/16             8.305        8.312         8.314        8.316          8.324
AVERAGE LIFE                  13.79        13.76         13.75        13.74          13.69
FIRST PRIN               11/15/2012   11/15/2012    11/15/2012   11/15/2012     11/15/2012
LAST PRIN                08/15/2013   07/15/2013    06/15/2013   06/15/2013     05/15/2013
PAYMENT WINDOW                   10            9             8            8              7
MOD DURATION @ 90/00           8.12         8.11          8.10         8.10           8.08
SPREAD INTERP. @ 90/00       267.59       268.33        268.63       268.84         269.77

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A1
-------------------------------------------------------------------------------

Class             A1          Cusip               N/A         Dated Date       07/01/1999        Original Balance  338,780,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  338,780,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           6.82000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
             96/00                7.779         7.814         7.828         7.837         7.855
             96/16                7.661         7.692         7.705         7.712         7.728
             97/00                7.544         7.571         7.582         7.588         7.602
             97/16                7.428         7.450         7.460         7.466         7.476
             98/00                7.312         7.331         7.339         7.344         7.352
             98/16                7.197         7.213         7.219         7.222         7.229
             99/00                7.084         7.095         7.100         7.102         7.106
             99/16                6.971         6.978         6.981         6.983         6.985
             100/00               6.858         6.862         6.864         6.865         6.864
             100/16               6.747         6.747         6.747         6.747         6.745
             101/00               6.636         6.633         6.631         6.630         6.626
             101/16               6.527         6.519         6.516         6.514         6.508
             102/00               6.417         6.407         6.402         6.399         6.390
             102/16               6.309         6.295         6.289         6.285         6.274
             103/00               6.201         6.184         6.176         6.171         6.158
             103/16               6.095         6.073         6.064         6.058         6.044
             104/00               5.988         5.964         5.953         5.946         5.930
             104/16               5.883         5.855         5.843         5.835         5.816
             105/00               5.778         5.746         5.733         5.725         5.704
AVERAGE LIFE                       5.70          5.48          5.40          5.36          5.25
FIRST PRIN                   08/15/1999    08/15/1999    08/15/1999    08/15/1999    08/15/1999
LAST PRIN                    09/15/2008    08/15/2008    07/15/2008    07/15/2008    05/15/2008
PAYMENT WINDOW                      110           109           108           108           106
ACCRUAL FACTOR                   0.0000        0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 100/16              4.48          4.34          4.28          4.25          4.17

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS A2
-------------------------------------------------------------------------------

Class             A2          Cusip               N/A         Dated Date       07/01/1999        Original Balance  525,789,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  525,789,000.00    Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           7.10000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AAA/Aaa

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
              96/16         7.691         7.692        7.693            7.694            7.701
              97/00         7.615         7.615        7.616            7.617            7.623
              97/16         7.539         7.539        7.540            7.540            7.545
              98/00         7.463         7.463        7.464            7.464            7.468
              98/16         7.388         7.388        7.388            7.389            7.391
              99/00         7.313         7.313        7.314            7.314            7.315
              99/16         7.239         7.239        7.239            7.239            7.240
             100/00         7.165         7.165        7.165            7.165            7.165
             100/16         7.092         7.092        7.092            7.092            7.090
             101/00         7.019         7.019        7.019            7.018            7.016
             101/16         6.947         6.947        6.946            6.946            6.942
             102/00         6.875         6.875        6.874            6.874            6.869
             102/16         6.804         6.803        6.803            6.802            6.796
             103/00         6.733         6.732        6.732            6.731            6.724
             103/16         6.663         6.662        6.661            6.660            6.652
             104/00         6.593         6.592        6.591            6.589            6.580
             104/16         6.523         6.522        6.521            6.519            6.509
             105/00         6.454         6.453        6.451            6.450            6.439
             105/16         6.385         6.384        6.382            6.381            6.369
Average Life                 9.69          9.66         9.64             9.61             9.42
First Prin             09/15/2008    08/15/2008   07/15/2008       07/15/2008       05/15/2008
Last Prin              06/15/2009    06/15/2009   06/15/2009       06/15/2009       06/15/2009
Payment Window                 10            11           12               12               14
Accrual Factor             0.0000        0.0000       0.0000           0.0000           0.0000
Mod Duration @ 101/00        6.83          6.82         6.81             6.79             6.70

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS B
-------------------------------------------------------------------------------

Class             B           Cusip               N/A         Dated Date       07/01/1999        Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       AA/Aa2

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
             96/16                   7.887        7.893         7.895        7.897          7.906
             97/00                   7.812        7.817         7.820        7.822          7.830
             97/16                   7.737        7.742         7.745        7.747          7.755
             98/00                   7.662        7.668         7.670        7.672          7.680
             98/16                   7.588        7.594         7.596        7.598          7.605
             99/00                   7.515        7.520         7.522        7.524          7.532
             99/16                   7.442        7.447         7.449        7.451          7.458
            100/00                   7.369        7.374         7.377        7.378          7.385
            100/16                   7.297        7.302         7.304        7.306          7.313
            101/00                   7.225        7.231         7.233        7.234          7.241
            101/16                   7.154        7.159         7.161        7.163          7.169
            102/00                   7.083        7.088         7.091        7.092          7.098
            102/16                   7.013        7.018         7.020        7.022          7.028
            103/00                   6.943        6.948         6.950        6.952          6.958
            103/16                   6.874        6.879         6.881        6.882          6.888
            104/00                   6.805        6.810         6.812        6.813          6.819
            104/16                   6.736        6.741         6.743        6.744          6.750
            105/00                   6.668        6.673         6.675        6.676          6.681
            105/16                   6.601        6.605         6.607        6.608          6.613
AVERAGE LIFE                         10.02        10.01         10.00        10.00           9.96
FIRST PRIN                      06/15/2009   06/15/2009    06/15/2009   06/15/2009     06/15/2009
LAST PRIN                       07/15/2009   07/15/2009    07/15/2009   07/15/2009     06/15/2009
PAYMENT WINDOW                           2            2             2            2              1
ACCRUAL FACTOR                      0.0000       0.0000        0.0000       0.0000         0.0000
MOD DURATION @ 101/00                 6.93         6.93          6.92         6.92           6.90

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS C
-------------------------------------------------------------------------------

Class             C           Cusip               N/A         Dated Date       07/01/1999        Original Balance  43,229,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  43,229,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       A/A2

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75    (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
              95/16               8.037        8.044         8.047        8.048          8.057
              96/00               7.961        7.968         7.970        7.972          7.980
              96/16               7.885        7.892         7.894        7.896          7.904
              97/00               7.810        7.817         7.819        7.821          7.829
              97/16               7.735        7.742         7.744        7.746          7.754
              98/00               7.661        7.667         7.670        7.671          7.679
              98/16               7.587        7.593         7.596        7.597          7.605
              99/00               7.514        7.520         7.522        7.524          7.532
              99/16               7.441        7.447         7.449        7.451          7.459
             100/00               7.369        7.375         7.377        7.378          7.386
             100/16               7.297        7.303         7.305        7.306          7.314
             101/00               7.226        7.231         7.233        7.235          7.242
             101/16               7.155        7.160         7.162        7.164          7.171
             102/00               7.085        7.089         7.092        7.093          7.101
             102/16               7.015        7.019         7.021        7.023          7.030
             103/00               6.945        6.950         6.952        6.953          6.960
             103/16               6.876        6.880         6.882        6.884          6.891
             104/00               6.807        6.811         6.814        6.815          6.822
             104/16               6.739        6.743         6.745        6.747          6.754
AVERAGE LIFE                      10.08        10.05         10.04        10.04         10.03
FIRST PRIN                   07/15/2009   07/15/2009    07/15/2009   07/15/2009     06/15/2009
LAST PRIN                    02/15/2010   10/15/2009    09/15/2009   09/15/2009     09/15/2009
PAYMENT WINDOW                        8            4             3            3              4
ACCRUAL FACTOR                   0.0000       0.0000        0.0000       0.0000         0.0000
MOD DURATION @ 100/00              6.94         6.92          6.92         6.92           6.92

------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS D
-------------------------------------------------------------------------------

Class             D           Cusip               N/A         Dated Date       07/01/1999        Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       A-/A3


PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75    (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
            94/16                 8.143         8.163         8.167         8.169         8.176
            95/00                 8.070         8.089         8.093         8.094         8.102
            95/16                 7.998         8.015         8.019         8.021         8.028
            96/00                 7.926         7.942         7.946         7.947         7.955
            96/16                 7.855         7.870         7.873         7.874         7.882
            97/00                 7.784         7.797         7.800         7.802         7.809
            97/16                 7.713         7.726         7.729         7.730         7.738
            98/00                 7.643         7.655         7.657         7.659         7.666
            98/16                 7.574         7.584         7.586         7.588         7.595
            99/00                 7.505         7.514         7.516         7.518         7.525
            99/16                 7.436         7.444         7.446         7.448         7.455
            100/00                7.368         7.375         7.377         7.378         7.385
            100/16                7.300         7.306         7.308         7.309         7.316
            101/00                7.233         7.237         7.239         7.241         7.248
            101/16                7.166         7.169         7.171         7.172         7.180
            102/00                7.100         7.102         7.103         7.105         7.112
            102/16                7.034         7.035         7.036         7.037         7.045
            103/00                6.969         6.968         6.969         6.971         6.978
            103/16                6.904         6.902         6.903         6.904         6.912
AVERAGE LIFE                      11.02         10.74         10.71         10.70         10.70
FIRST PRIN                   02/15/2010    10/15/2009    09/15/2009    09/15/2009    09/15/2009
LAST PRIN                    10/15/2010    09/15/2010    09/15/2010    09/15/2010    09/15/2010
PAYMENT WINDOW                        9            12            13            13            13
ACCRUAL FACTOR                   0.0000        0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 99/00               7.34          7.22          7.20          7.20          7.20

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS E
--------------------------------------------------------------------------------

Class             E           Cusip               N/A         Dated Date       07/01/1999        Original Balance  27,018,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  27,018,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       BBB/Baa2


PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
                   92/16       8.368        8.375         8.378         8.380         8.387
                   93/00       8.298        8.305         8.308         8.309         8.316
                   93/16       8.228        8.236         8.238         8.240         8.247
                   94/00       8.159        8.167         8.169         8.171         8.178
                   94/16       8.091        8.098         8.100         8.102         8.109
                   95/00       8.023        8.030         8.032         8.034         8.041
                   95/16       7.955        7.962         7.965         7.966         7.973
                   96/00       7.888        7.895         7.897         7.899         7.906
                   96/16       7.822        7.828         7.831         7.832         7.839
                   97/00       7.756        7.762         7.764         7.766         7.773
                   97/16       7.690        7.696         7.699         7.700         7.707
                   98/00       7.625        7.631         7.633         7.635         7.642
                   98/16       7.560        7.566         7.568         7.570         7.577
                   99/00       7.496        7.502         7.504         7.505         7.512
                   99/16       7.432        7.438         7.440         7.441         7.448
                   100/00      7.368        7.374         7.376         7.378         7.384
                   100/16      7.305        7.311         7.313         7.315         7.321
                   101/00      7.243        7.248         7.250         7.252         7.259
                   101/16      7.181        7.186         7.188         7.189         7.196
AVERAGE LIFE                   12.34        12.31         12.30         12.30         12.30
FIRST PRIN                10/15/2010   09/15/2010    09/15/2010    09/15/2010    09/15/2010
LAST PRIN                 11/15/2012   11/15/2012    11/15/2012    11/15/2012    11/15/2012
PAYMENT WINDOW                    26           27            27            27            27
ACCRUAL FACTOR                0.0000       0.0000        0.0000        0.0000        0.0000
MOD DURATION @ 97/00            7.82         7.81          7.81          7.81          7.80

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (6/8/99) CLASS F
-------------------------------------------------------------------------------

Class             F           Cusip               N/A         Dated Date       07/01/1999        Original Balance  10,807,000.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  10,807,000.00     Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           -1.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/09/1999  Credit Rating       BBB-/Baa3

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
              86/00                9.205             9.213         9.217        9.219          9.229
              86/16                9.133             9.141         9.144        9.146          9.156
              87/00                9.061             9.068         9.072        9.074          9.084
              87/16                8.989             8.997         9.000        9.002          9.012
              88/00                8.918             8.926         8.929        8.931          8.941
              88/16                8.848             8.856         8.859        8.861          8.870
              89/00                8.778             8.786         8.789        8.791          8.800
              89/16                8.709             8.716         8.719        8.721          8.730
              90/00                8.640             8.648         8.650        8.652          8.661
              90/16                8.572             8.579         8.582        8.584          8.593
              91/00                8.505             8.512         8.514        8.516          8.525
              91/16                8.437             8.444         8.447        8.449          8.458
              92/00                8.371             8.378         8.380        8.382          8.391
              92/16                8.305             8.312         8.314        8.316          8.324
              93/00                8.239             8.246         8.248        8.250          8.258
              93/16                8.174             8.181         8.183        8.185          8.193
              94/00                8.109             8.116         8.118        8.120          8.128
              94/16                8.045             8.052         8.054        8.056          8.064
              95/00                7.982             7.988         7.990        7.992          8.000
AVERAGE LIFE                       13.79             13.76         13.75        13.74          13.69
FIRST PRIN                    11/15/2012        11/15/2012    11/15/2012   11/15/2012     11/15/2012
LAST PRIN                     08/15/2013        07/15/2013    06/15/2013   06/15/2013     05/15/2013
PAYMENT WINDOW                        10                 9             8            8              7
ACCRUAL FACTOR                    0.0000            0.0000        0.0000       0.0000         0.0000
MOD DURATION @ 90/16                8.14              8.13          8.12         8.12           8.10

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (Updated 06/11/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TREASURY CURVE
  1   5.105     2  5.650     5  5.852     10  5.940     30  6.070

PREPAY                        CPR 0       (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
             1/30+          12.705       12.966        13.068       13.107        13.051
             1/31+          12.314       12.570        12.670       12.707        12.648
             2/00+          11.933       12.186        12.282       12.318        12.256
             2/01+          11.563       11.811        11.906       11.939        11.875
             2/02+          11.202       11.446        11.538       11.571        11.504
             2/03+          10.851       11.091        11.181       11.212        11.143
             2/04+          10.508       10.745        10.832       10.862        10.791
             2/05+          10.174       10.407        10.492       10.521        10.448
             2/06+           9.848       10.078        10.161       10.188        10.113
             2/07+           9.530        9.756         9.837        9.863         9.786
             2/08+           9.219        9.442         9.522        9.546         9.467
             2/09+           8.916        9.136         9.213        9.236         9.156
             2/10+           8.619        8.836         8.912        8.934         8.852
             2/11+           8.329        8.543         8.617        8.638         8.555
             2/12+           8.046        8.257         8.329        8.349         8.264
             2/13+           7.769        7.977         8.047        8.066         7.980
             2/14+           7.497        7.703         7.772        7.790         7.702
             2/15+           7.232        7.434         7.502        7.519         7.430
             2/16+           6.972        7.172         7.238        7.254         7.163
             2/17+           6.717        6.915         6.979        6.995         6.902
             2/18+           6.468        6.663         6.726        6.740         6.647
Average Life                  9.06         8.97          8.93         8.90          8.76
First Prin              08/15/1999   08/15/1999    08/15/1999   08/15/1999    08/15/1999
Last Prin               05/15/2019   05/15/2019    05/15/2019   05/15/2019    12/15/2018
Payment Window                 238          238           238          238           233
Mod Duration @ 2/08+          4.49         4.45          4.42         4.40          4.38
Spread Interp. @ 2/08+      329.60       352.06        360.06       362.55        354.93

                                                                    Page 1 of 1

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1999-WF2 (UPDATED 06/11/99) CLASS X
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TREASURY CURVE
  1   5.105     2  5.650     5  5.852     10  5.940     30  6.070

PREPAY                        CPR 0      (!YM) CPR 25   (!YM) CPR 50  (!YM) CPR 75  (!YM) CPR 100
------------------------------------------------------------------------------------------------------
PRICE/YIELD
             1/30+           12.705       12.699      12.689        12.675        12.568
             1/31+           12.314       12.308      12.298        12.284        12.176
             2/00+           11.933       11.927      11.918        11.903        11.795
             2/01+           11.563       11.557      11.547        11.533        11.424
             2/02+           11.202       11.196      11.187        11.172        11.062
             2/03+           10.851       10.844      10.835        10.820        10.710
             2/04+           10.508       10.502      10.492        10.478        10.367
             2/05+           10.174       10.168      10.158        10.143        10.032
             2/06+            9.848        9.842       9.832         9.817         9.706
             2/07+            9.530        9.524       9.514         9.499         9.387
             2/08+            9.219        9.213       9.203         9.188         9.076
             2/09+            8.916        8.910       8.900         8.885         8.772
             2/10+            8.619        8.613       8.603         8.588         8.475
             2/11+            8.329        8.323       8.314         8.298         8.184
             2/12+            8.046        8.040       8.030         8.015         7.900
             2/13+            7.769        7.763       7.753         7.737         7.623
             2/14+            7.497        7.491       7.482         7.466         7.351
             2/15+            7.232        7.226       7.216         7.200         7.085
             2/16+            6.972        6.966       6.956         6.940         6.824
             2/17+            6.717        6.711       6.701         6.686         6.569
             2/18+            6.468        6.461       6.452         6.436         6.319
Average Life                   9.06         9.04        9.02          9.00          8.87
First Prin               08/15/1999   08/15/1999  08/15/1999    08/15/1999    08/15/1999
Last Prin                05/15/2019   05/15/2019  05/15/2019    05/15/2019    12/15/2018
Payment Window                  238          238         238           238           233
Mod Duration @ 2/08+           4.49         4.49        4.49          4.49          4.48
Spread Interp. @ 2/08+       329.60       329.01      328.08        326.61        315.59

                                                                    Page 1 of 1


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.     COMMERCIAL MORTGAGE
1999-WF2 (UPDATED 06/11/99) CLASS X                  PASS-THROUGH CERTIFICATES
                                                     SERIES
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000          Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TREASURY CURVE
  1   5.105     2  5.650     5  5.852     10  5.940     30  6.070

PREPAY                          CPR 0       (!YP) CPR 25      (!YP) CPR 50      (!YP) CPR 75      (!YP) CPR 100
DEFAULT                         CDR 0 24    CDR 0 24          CDR 0 24          CDR 0 24          CDR 0 24
                                3           3                 3                 3                 3
ADVANCES                        YES         YES               YES               YES               YES
RECV MNTH                       12          12                12                12                12
LOSSES                          0.35        0.35              0.35              0.35              0.35
------------------------------------------------------------------------------------------------------
PRICE/YIELD

            1/30+              8.814             8.809              8.801              8.788              8.681
            1/31+              8.394             8.389              8.381              8.368              8.261
            2/00+              7.986             7.981              7.973              7.960              7.852
            2/01+              7.588             7.583              7.575              7.562              7.454
            2/02+              7.201             7.196              7.188              7.175              7.066
            2/03+              6.823             6.819              6.811              6.798              6.688
            2/04+              6.456             6.451              6.443              6.430              6.320
            2/05+              6.097             6.092              6.085              6.071              5.961
            2/06+              5.747             5.742              5.735              5.722              5.611
            2/07+              5.406             5.401              5.393              5.380              5.269
            2/08+              5.073             5.068              5.060              5.047              4.936
            2/09+              4.747             4.742              4.734              4.721              4.610
            2/10+              4.429             4.424              4.416              4.403              4.292
            2/11+              4.118             4.113              4.106              4.092              3.981
            2/12+              3.814             3.809              3.802              3.788              3.676
            2/13+              3.517             3.512              3.504              3.491              3.379
            2/14+              3.226             3.221              3.214              3.200              3.088
            2/15+              2.941             2.937              2.929              2.916              2.803
            2/16+              2.663             2.658              2.650              2.637              2.524
            2/17+              2.390             2.385              2.378              2.364              2.251
            2/18+              2.123             2.118              2.110              2.097              1.984
Average Life                    8.42              8.41               8.39               8.37               8.26
First Prin                08/15/1999        08/15/1999         08/15/1999         08/15/1999         08/15/1999
Last Prin                 05/15/2019        05/15/2019         05/15/2019         05/15/2019         05/15/2019
Payment Window                   238               238                238                238                238
Mod Duration @ 2/08+            4.19              4.19               4.19               4.19               4.18
Spread Interp. @ 2/08+        -83.95            -84.42             -85.16             -86.44             -97.35

                                                                    Page 1 of 1


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     MORGAN STANLEY DEAN WITTER

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.     COMMERCIAL MORTGAGE
1999-WF2 (UPDATED 06/11/99) CLASS X                  PASS-THROUGH CERTIFICATES
                                                     SERIES
--------------------------------------------------------------------------------

Class             X           Cusip               N/A         Dated Date       07/01/1999        Original Balance  1,080,711,380.00
Delay             14          First Payment Date  08/15/1999  Factor           1.00000000        Lead Manager      MSDW/BS
Payment Freq      Monthly     Next Payment Date   08/15/1999  Current Balance  1,080,711,380.00  Orig Deal Size    1,080,711,380.00
Yield Day Count   30/360      Settlement Date     07/01/1999  Coupon           0.00000           Num of Tranches   17
Yield Freq        SemiAnnual  Interest Freq       Monthly     Market Desc      N/A               Deal Age          0
YIELD TABLE DATE  06/11/1999  Credit Rating       IO

TREASURY CURVE
  1   5.105     2  5.650     5  5.852     10  5.940     30  6.070

PREPAY                          (!YP) CPR 100  (!YP) CPR 100   (!YP) CPR 100  (!YP) CPR 100   (!YP) CPR 100      (!YP) CPR 100
DEFAULT                         CDR 0 24       CDR 0 24        CDR 0 24       CDR 0 24        CDR 0 24           CDR 0 24
                                0              0.5             1              1.5             2                  2.5
ADVANCES                        YES            YES             YES            YES             YES                YES
RECV MNTH                       12             12              12             12              12                 12
LOSSES                          0.35           0.35            0.35           0.35            0.35               0.35
------------------------------------------------------------------------------------------------------------------------------
PRICE/YIELD
                 1/30+      12.568              12.001            11.415           10.805            10.165        9.466
                 1/31+      12.176              11.607            11.017           10.404             9.759        9.054
                 2/00+      11.795              11.223            10.630           10.013             9.364        8.653
                 2/01+      11.424              10.849            10.253            9.633             8.980        8.264
                 2/02+      11.062              10.485             9.886            9.262             8.606        7.884
                 2/03+      10.710              10.130             9.528            8.902             8.242        7.514
                 2/04+      10.367               9.784             9.180            8.550             7.886        7.154
                 2/05+      10.032               9.447             8.840            8.207             7.540        6.803
                 2/06+       9.706               9.119             8.509            7.873             7.202        6.460
                 2/07+       9.387               8.798             8.185            7.547             6.873        6.126
                 2/08+       9.076               8.484             7.870            7.228             6.551        5.799
                 2/09+       8.772               8.178             7.561            6.917             6.237        5.481
                 2/10+       8.475               7.879             7.260            6.613             5.930        5.169
                 2/11+       8.184               7.587             6.965            6.316             5.630        4.865
                 2/12+       7.900               7.301             6.678            6.026             5.337        4.568
                 2/13+       7.623               7.021             6.396            5.742             5.050        4.277
                 2/14+       7.351               6.748             6.120            5.464             4.770        3.992
                 2/15+       7.085               6.480             5.851            5.193             4.495        3.714
                 2/16+       6.824               6.218             5.587            4.927             4.226        3.441
                 2/17+       6.569               5.961             5.328            4.666             3.963        3.175
                 2/18+       6.319               5.710             5.075            4.411             3.706        2.913
AVERAGE LIFE                  8.87                8.76              8.66             8.56              8.46         8.36
FIRST PRIN              08/15/1999          08/15/1999        08/15/1999       08/15/1999        08/15/1999   08/15/1999
LAST PRIN               12/15/2018          05/15/2019        05/15/2019       05/15/2019        05/15/2019   05/15/2019
PAYMENT WINDOW                 233                 238               238              238               238          238
MOD DURATION @ 2/08+          4.48                4.45              4.42             4.38              4.34         4.28
SPREAD INTERP. @ 2/08+      315.59              256.62            195.34           131.39             63.83       -11.16




 (!YP) CPR 100    (!YP) CPR 100
 CDR 0 24         CDR 0 24
 3                5
 YES              YES
 12               12
 0.35             0.35
--------------------------------

       8.681            5.717
       8.261            5.259
       7.852            4.813
       7.454            4.377
       7.066            3.953
       6.688            3.538
       6.320            3.133
       5.961            2.738
       5.611            2.351
       5.269            1.973
       4.936            1.604
       4.610            1.242
       4.292            0.889
       3.981            0.542
       3.676            0.203
       3.379           -0.129
       3.088           -0.455
       2.803           -0.774
       2.524           -1.088
       2.251           -1.395
       1.984           -1.696
        8.26             7.91
  08/15/1999       08/15/1999
  05/15/2019       05/15/2019
         238              238
        4.18             3.77
      -97.35          -429.92

                                                                    Page 1 of 1


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